EXHIBIT 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2014

Boston Properties, Inc.

Fourth Quarter 2014

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Consolidated Joint Ventures	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
San Francisco Lease Expiration Roll Out	32-33
Washington, DC Lease Expiration Roll Out	34-35
CBD/Suburban Lease Expiration Roll Out	36-37
Hotel and Residential Performance	38
Same Property Occupancy Analysis	39
Same Property Performance	40
Reconciliation to Same Property Performance and Net Income	41-42
Leasing Activity	43
Capital Expenditures, Tenant Improvements and Leasing Commissions	44
Acquisitions/Dispositions	45
Value Creation Pipeline - Construction in Progress	46
Value Creation Pipeline - Land Parcels and Purchase Options	47
Definitions	48-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: 500 North Capitol Street, N.W., Washington, DC)

Boston Properties, Inc.

Fourth Quarter 2014

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four markets: Boston, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and five retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 31 individuals averages 30 years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of eleven distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these targeted markets;

•	taking on complex, technically-challenging development projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing on a selective basis the sale of properties or interests therein to either take advantage of the demand for the Company’s premier properties or pare from the portfolio properties that have slower future growth potential; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of December 31, 2014)

Corporate Headquarters	Boston, Massachusetts

Markets	Boston, New York, San Francisco and Washington, DC

Fiscal Year-End	December 31

Total Properties (includes unconsolidated joint ventures)	169

Total Square Feet (includes unconsolidated joint ventures and structured parking)	60.7 million

Common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and Multi-Year Long-Term Incentive Program Units)	171.1 million

Dividend - Quarter/Annualized	$0.65/$2.60

Dividend Yield	2.02% (excludes special dividends)

Total Adjusted Market Capitalization (1)	$31.3 billion

Senior Debt Ratings	Baa2 (Moody’s); BBB+ (Fitch); A- (S&P)

(1)	For disclosures relating to our definition of Total Adjusted Market Capitalization, see page 48.

Boston Properties, Inc.

Fourth Quarter 2014

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman

Chairman of the Board

Owen D. Thomas

Chief Executive Officer and Director

Douglas T. Linde

President and Director

Carol B. Einiger

Director

Dr. Jacob A. Frenkel

Director, Chair of Nominating & Corporate Governance Committee

Joel I. Klein

Director

Matthew J. Lustig

Director

Alan J. Patricof

Director, Chair of Audit Committee

Ivan G. Seidenberg

Lead Independent Director

Martin Turchin

Director

David A. Twardock

Director, Chair of Compensation Committee

Raymond A. Ritchey

Executive Vice President, National Director of Acquisitions & Development

Michael E. LaBelle

Senior Vice President, Chief Financial Officer

Peter D. Johnston Senior

Vice President and Regional Manager of Washington, DC

Bryan J. Koop

Senior Vice President and Regional Manager of Boston

Robert E. Pester

Senior Vice President and Regional Manager of San Francisco

John F. Powers

Senior Vice President and Regional Manager of New York

Frank D. Burt

Senior Vice President, General Counsel

Michael R. Walsh

Senior Vice President, Finance

Lori W. Silverstein

Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to

Michael Walsh, Senior Vice President, Finance

at 617.236.3410 or

mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager

at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013

High Closing Price	$136.28	$123.41	$121.95	$114.53	$109.64
Low Closing Price	$115.10	$113.66	$114.45	$100.39	$98.46
Average Closing Price	$126.63	$119.60	$118.07	$109.07	$103.44
Closing Price, at the end of the quarter	$128.69	$115.76	$118.18	$114.53	$100.37

Dividends per share	$0.65	$0.65	$0.65	$0.65	$0.65
Special dividends per share	4.50	—	—	$—	2.25

Total dividends	$5.15	$0.65	$0.65	$0.65	$2.90

Closing dividend yield - annualized (1)	2.02%	2.25%	2.20%	2.27%	2.59%

Closing common shares outstanding, plus preferred shares and common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and Multi-Year Long-Term Incentive Program Units) (thousands) (2)	171,064	171,062	171,063	171,029	170,896
Closing market value of outstanding shares and units (thousands)	$22,214,860	$20,004,159	$20,434,232	$19,805,957	$17,370,837

(1)	Excludes the special dividend of $4.50 per share paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014. Excludes the special dividend of $2.25 per share paid on January 29, 2014 to shareholders of record as of the close of business on December 31, 2013.
(2)	For additional detail, see page 12.

Timing

Quarterly results for the next four quarters will be announced according to the following schedule:

First Quarter, 2015	Tentatively April 27, 2015
Second Quarter, 2015	Tentatively July 29, 2015
Third Quarter, 2015	Tentatively October 29, 2015
Fourth Quarter, 2015	Tentatively January 26, 2016

Boston Properties, Inc.

Fourth Quarter 2014

RESEARCH COVERAGE

Equity Research Coverage	Debt Research Coverage	Rating Agencies

Lucy Moore

Argus Research Company

646.747.5456

Jeffrey Spector / Jamie Feldman

Bank of America Merrill Lynch

212.449.6329 / 212.449.6339

Ross Smotrich

Barclays Capital

212.526.2306

David Toti / Evan Smith

Cantor Fitzgerald

212.829.5224 / 215.915.1220

Thomas Lesnick

Capital One Securities

504.528.9174

Michael Bilerman / Emmanuel Korchman

Citigroup Global Markets

212.816.1383 / 212.816.1382

James Sullivan / Tom Catherwood

Cowen and Company

646.562.1380 / 646.562.1382

Ian Weissman / George Auerbach

Credit Suisse

212.538.6889 / 212.538.8082

Barry Oxford

D.A. Davidson & Co.

212.240.9871

Vincent Chao / Venkat Kommineni

Deutsche Bank Securities

212.250.6799 / 212.250.6090

Steve Sakwa / Gabe Hilmoe

Evercore ISI

212.446.9462 / 212.446.9459

Brad Burke

Goldman Sachs

917.343.2082

Jed Reagan / Katherine Corwith

Green Street Advisors

949.640.8780

Omotayo Okusanya / Charles Croson

Jefferies & Co.

212.336.7076 / 917.421.1943

Anthony Paolone

J.P. Morgan Securities

212.622.6682

Jordan Sadler / Austin Wurschmidt

KeyBanc Capital Markets

917.368.2280 / 917.368.2311

Richard Anderson

Mizuho Securities

212.205.8487

Vance Edelson

Morgan Stanley

212.761.4000

Rich Moore / Mike Carroll

RBC Capital Markets

440.715.2646 / 440.715.2649

David Rodgers / Matthew Spencer

RW Baird

216.737.7341 / 414.298.5053

Alexander Goldfarb / Andrew Schaffer

Sandler O’Neill & Partners

212.466.7937 / 212.466.8062

John Guinee / Erin Aslakson

Stifel, Nicolaus & Company

443.224.1307 / 443.224.1350

Michael Lewis

SunTrust Robinson Humphrey

212.319.5659

Ross Nussbaum / Nick Yulico

UBS Securities

212.713.2484 / 212.713.3402

Brendan Maiorana

Wells Fargo Securities

804.649.2311

Scott Frost

Bank of America Merrill Lynch

646.855.8078

Thomas Cook

Citi Investment Research

212.723.1112

John Giordano

Credit Suisse Securities

212.538.4935

Ron Perotta

Goldman Sachs

212.702.7885

Mark Streeter

J.P. Morgan Securities

212.834.5086

Thierry Perrein / Jason Jones

Wells Fargo

704.715.8455 / 704.715.7932

Stephen Boyd Fitch Ratings 212.908.9153 Ranjini Venkatesan Moody’s Investors Service 212.553.3828 Anita Ogbara Standard & Poor’s 212.438.5077

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2014

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 48-50.

	Three Months Ended
	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13
Selected Items:

Revenue	$613,707	$618,803	$589,794	$574,694	$576,199
Straight-line rent (1)	$18,639	$18,281	$10,672	$8,140	$15,936
Fair value lease revenue (1) (2)	$12,236	$9,207	$7,425	$7,501	$7,202
Revenue from residential properties	$7,195	$7,018	$6,298	$5,682	$5,606
Company share of funds from operations from unconsolidated joint ventures	$7,282	$9,518	$7,820	$7,400	$7,467
Lease termination fees (1) (3)	$1,117	$9,878	$1,027	$1,119	$664
Ground rent expense (4)	$4,990	$4,986	$4,984	$4,986	$5,004
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$—	$—	$—	$2,438	$4,971
Fair value interest adjustment (1)	$7,737	$7,694	$7,630	$7,583	$7,512
Capitalized interest	$7,667	$12,223	$14,877	$17,709	$17,900
Capitalized wages	$3,483	$3,403	$4,103	$3,547	$4,113
Operating Margins [(rental revenue - rental expense)/rental revenue] (5)	66.5%	66.2%	66.5%	65.1%	66.3%
Gains (losses) from early extinguishments of debt	$(10,633)	$—	$—	$—	$—
Net income attributable to Boston Properties, Inc. common shareholders	$174,510	$127,724	$76,527	$54,034	$88,719
Funds from operations (FFO) attributable to Boston Properties, Inc.	$193,186	$223,403	$207,010	$183,844	$197,605
FFO per share - diluted	$1.26	$1.46	$1.35	$1.20	$1.29
Net income attributable to Boston Properties, Inc. per share - basic	$1.14	$0.83	$0.50	$0.35	$0.58
Net income attributable to Boston Properties, Inc. per share - diluted	$1.14	$0.83	$0.50	$0.35	$0.58
Dividends per common share (6)	$5.15	$0.65	$0.65	$0.65	$2.90
Funds available for distribution to common shareholders and common unitholders (FAD) (7)	$162,630	$170,801	$184,660	$167,752	$160,037

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	2.88	3.13	3.12	2.96	2.93
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.71	2.83	2.76	2.56	2.55
FFO Payout Ratio (8)	51.59%	44.52%	48.15%	54.17%	50.39%
FAD Payout Ratio (8)	68.42%	65.14%	60.09%	65.98%	69.10%

Balance Sheet Items:

Above-market rents (included within Prepaid Expenses and Other Assets)	$80,864	$86,609	$92,598	$98,555	$104,618
Below-market rents (included within Other Liabilities)	$243,395	$266,681	$284,726	$300,292	$315,953
Accrued ground rent expense (included within Other Liabilities)	$56,117	$54,448	$52,779	$51,071	$49,324
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable)	$88,643	$81,372	$78,270	$77,304	$76,364

	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13
Capitalization:

Common Stock Price @ Quarter End	$128.69	$115.76	$118.18	$114.53	$100.37
Equity Value @ Quarter End	$22,214,860	$20,004,159	$20,434,232	$19,805,957	$17,370,837
Total Consolidated Debt	$9,906,984	$10,475,750	$10,558,609	$10,577,135	$11,341,508
Total Consolidated Market Capitalization	$32,121,844	$30,479,909	$30,992,841	$30,383,092	$28,712,345
Total Consolidated Debt/Total Consolidated Market Capitalization (9)	30.84%	34.37%	34.07%	34.81%	39.50%

BXP’s Share of Unconsolidated Joint Venture Debt	$351,500	$331,765	$328,711	$328,869	$329,188
Less:
Partners’ Share of Consolidated Debt	$1,181,797	$867,377	$872,839	$878,265	$883,655
Total Adjusted Debt	$9,076,687	$9,940,138	$10,014,481	$10,027,739	$10,787,041
Total Adjusted Market Capitalization (10)	$31,291,547	$29,944,297	$30,448,713	$29,833,696	$28,157,878
Total Adjusted Debt/Total Adjusted Market Capitalization (9) (10)	29.01%	33.20%	32.89%	33.61%	38.31%

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For the three months ended September 30, 2014, includes an initial distribution received by the Company from its unsecured creditor claim against Lehman Brothers, Inc. totaling approximately $7.7 million.
(4)	Includes non-cash straight-line adjustments to ground rent. See page 11 for the straight-line adjustments to the ground rent expense.
(5)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $17,218, $18,172, $17,003, $15,996 and $15,473 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.
(6)	For the three months ended December 31, 2014, dividends per share includes the $4.50 per common share special dividend paid on January 28, 2015. For the three months ended December 31, 2013, dividends per share includes the $2.25 per common share special dividend paid on January 29, 2014.
(7)	For a quantitative reconciliation, see page 11.
(8)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share. FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD. For the three months ended December 31, 2014, excludes the $4.50 per share special dividend paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014. For the three months ended December 31, 2013, excludes the $2.25 per share special dividend paid on January 29, 2014 to shareholders of record as of the close of business on December 31, 2013.
(9)	For disclosures related to our definitions, see page 48.
(10)	For additional detail, see page 12.

Boston Properties, Inc.

Fourth Quarter 2014

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13
ASSETS
Real estate	$18,231,978	$18,362,993	$17,680,555	$17,258,665	$17,158,210
Construction in progress (1)	736,311	715,609	1,309,781	1,564,821	1,523,179
Land held for future development	268,114	276,804	273,587	300,498	297,376
Less accumulated depreciation	(3,547,659)	(3,469,130)	(3,368,974)	(3,263,208)	(3,161,571)

Total real estate	15,688,744	15,886,276	15,894,949	15,860,776	15,817,194
Cash and cash equivalents	1,763,079	846,664	1,036,576	1,179,573	2,365,137
Cash held in escrows (2)	487,321	153,161	59,248	54,240	57,201
Marketable securities	19,459	18,834	18,927	18,026	16,641
Tenant and other receivables, net	46,595	43,210	51,348	37,812	59,464
Accrued rental income, net	691,999	689,885	673,587	661,730	651,603
Deferred charges, net	831,744	837,907	853,924	861,567	884,450
Prepaid expenses and other assets	164,432	219,074	133,035	178,488	184,477
Investments in unconsolidated joint ventures	193,394	191,593	188,887	140,533	140,097

Total assets	$19,886,767	$18,886,604	$18,910,481	$18,992,745	$20,176,264

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,309,484	$4,328,464	$4,411,453	$4,430,110	$4,449,734
Unsecured senior notes, net of discount	5,287,704	5,837,172	5,836,729	5,836,290	5,835,854
Unsecured exchangeable senior notes, net of discount	—	—	—	—	744,880
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	309,796	310,114	310,427	310,735	311,040
Outside members’ notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	243,263	253,600	216,080	218,028	202,470
Dividends and distributions payable	882,472	112,708	112,420	114,799	497,242
Accrued interest payable	163,532	181,954	156,024	178,651	167,523
Other liabilities	502,255	528,872	551,664	569,949	592,982

Total liabilities	11,878,506	11,732,884	11,774,797	11,838,562	12,981,725

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	633	2,022	18,006	51,312	51,312

Redeemable interest in property partnership	104,692	104,105	103,778	100,327	99,609

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,113,945, 153,099,786, 153,092,574, 153,017,311 and 152,983,101 outstanding, respectively	1,531	1,531	1,531	1,530	1,530
Additional paid-in capital	6,270,257	5,684,649	5,679,578	5,668,230	5,662,453
Dividends in excess of earnings	(762,464)	(148,566)	(176,929)	(153,979)	(108,552)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(9,304)	(9,866)	(10,429)	(10,989)	(11,556)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,697,298	5,725,026	5,691,029	5,702,070	5,741,153

Noncontrolling interests:
Common units of the Operating Partnership	603,171	606,002	601,775	575,381	576,333
Property partnerships	1,602,467	716,565	721,096	725,093	726,132

Total equity	7,902,936	7,047,593	7,013,900	7,002,544	7,043,618

Total liabilities and equity	$19,886,767	$18,886,604	$18,910,481	$18,992,745	$20,176,264

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	At December 31, 2014, approximately $433.6 million was held by a qualified intermediary for possible investment in a like-kind exchange in accordance with Section 1031 of the Internal Revenue Code in connection with the sales of the Company’s Mountain View, Broad Run, Patriots Park and 130 Third Avenue properties. Approximately $90.2 million from the sale of the Company’s Mountain View properties was released from escrow during January 2015.

Boston Properties, Inc.

Fourth Quarter 2014

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13
Revenue
Rental
Base Rent	$484,011	$484,071	$463,239	$455,018	$453,538
Recoveries from tenants	85,946	90,103	81,382	81,934	79,586
Parking and other	25,724	26,236	26,300	24,333	25,174

Total rental revenue	595,681	600,410	570,921	561,285	558,298
Hotel revenue	10,907	11,918	12,367	8,193	10,269
Development and management services	7,119	6,475	6,506	5,216	7,632

Total revenue	613,707	618,803	589,794	574,694	576,199

Expenses
Operating	111,342	114,116	110,239	114,455	108,147
Real estate taxes	99,735	101,063	92,407	91,933	90,441
Hotel operating	7,539	7,585	7,315	6,797	7,488
General and administrative (1)	23,172	22,589	23,271	29,905	20,656
Transaction costs	640	1,402	661	437	—
Depreciation and amortization	162,430	157,245	154,628	154,270	154,475

Total expenses	404,858	404,000	388,521	397,797	381,207

Operating income	208,849	214,803	201,273	176,897	194,992
Other income (expense)
Income from unconsolidated joint ventures	2,700	4,419	2,834	2,816	2,834
Interest and other income	1,924	3,421	2,109	1,311	1,664
Gains (losses) from investments in securities (1)	387	(297)	662	286	1,039
Interest expense (2)	(117,904)	(113,308)	(110,977)	(113,554)	(121,134)
Gains (losses) from early extinguishments of debt	(10,633)	—	—	—	—

Income from continuing operations	85,323	109,038	95,901	67,756	79,395
Discontinued operations
Income from discontinued operations	—	—	—	—	536
Gains on sales of real estate from discontinued operations	—	—	—	—	26,381

Income before gains on sales of real estate	85,323	109,038	95,901	67,756	106,312
Gains on sales of real estate (3)	126,102	41,937	—	—	—

Net income	211,425	150,975	95,901	67,756	106,312
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(13,088)	(5,566)	(7,553)	(4,354)	(2,271)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(9)	(75)	(320)	(619)	(2,661)
Noncontrolling interest - common units of the Operating Partnership (4)	(21,172)	(14,963)	(8,883)	(6,160)	(7,302)
Noncontrolling interest in discontinued operations - common units of the Operating Partnership (4)	—	—	—	—	(2,713)

Net income attributable to Boston Properties, Inc.	177,156	130,371	79,145	56,623	91,365
Preferred dividends	(2,646)	(2,647)	(2,618)	(2,589)	(2,646)

Net income attributable to Boston Properties, Inc. common shareholders	$174,510	$127,724	$76,527	$54,034	$88,719

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$1.14	$0.83	$0.50	$0.35	$0.58

Net income attributable to Boston Properties, Inc. per share - diluted	$1.14	$0.83	$0.50	$0.35	$0.58

(1)	Gains (losses) from investments in securities includes $387, $(297), $662, $286 and $1,039 and general and administrative expense includes $(387), $297, $(662), $(306) and $(1,055) for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, interest expense includes $7,271, $7,102, $6,965, $6,940 and $6,906, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(3)	See page 45 for additional information.
(4)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 10.34%, 10.34%, 10.16%, 9.90% and 9.89% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

Fourth Quarter 2014

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13

Net income attributable to Boston Properties, Inc. common shareholders	$174,510	$127,724	$76,527	$54,034	$88,719
Add:
Preferred dividends	2,646	2,647	2,618	2,589	2,646
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	—	—	—	—	2,713
Noncontrolling interest - common units of the Operating Partnership	21,172	14,963	8,883	6,160	7,302
Noncontrolling interest - redeemable preferred units of the Operating Partnership	9	75	320	619	2,661
Noncontrolling interests in property partnerships	13,088	5,566	7,553	4,354	2,271
Less:
Gains on sales of real estate	126,102	41,937	—	—	—
Income from discontinued operations	—	—	—	—	536
Gains on sales of real estate from discontinued operations	—	—	—	—	26,381

Income from continuing operations	85,323	109,038	95,901	67,756	79,395
Add:
Real estate depreciation and amortization (1)	166,665	162,012	159,272	158,514	159,706
Income from discontinued operations	—	—	—	—	536
Less:
Noncontrolling interests in property partnerships’ share of funds from operations	33,866	19,150	21,825	19,023	16,994
Noncontrolling interest - redeemable preferred units of the Operating Partnership (2)	9	75	320	619	694
Preferred dividends	2,646	2,647	2,618	2,589	2,646

Funds from operations (FFO) attributable to the Operating Partnership	215,467	249,178	230,410	204,039	219,303
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	22,281	25,775	23,400	20,195	21,698

FFO attributable to Boston Properties, Inc. (3)	$193,186	$223,403	$207,010	$183,844	$197,605

FFO per share - basic	$1.26	$1.46	$1.35	$1.20	$1.29

Weighted average shares outstanding - basic	153,128	153,120	153,078	153,030	152,798

FFO per share - diluted	$1.26	$1.46	$1.35	$1.20	$1.29

Weighted average shares outstanding - diluted	153,550	153,273	153,623	154,043	153,900

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $162,430, $157,245, $154,628, $154,270 and $154,475, our share of unconsolidated joint venture real estate depreciation and amortization of $4,582, $5,099, $4,986, $4,584 and $4,633, and depreciation and amortization from discontinued operations of $0, $0, $0, $0 and $934, less corporate related depreciation of $347, $332, $342, $340 and $336 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.
(2)	For the three months ended December 31, 2013, excludes approximately $2.0 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the $2.25 per share special dividend.
(3)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013 was 89.66%, 89.66%, 89.84%, 90.10% and 90.11%, respectively.

Boston Properties, Inc.

Fourth Quarter 2014

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$215,467	170,789	$249,178	170,785	$230,410	170,382	$204,039	169,841	$219,303	169,576
Effect of Dilutive Securities
Convertible Preferred Units (1)	—	—	—	—	230	385	530	874	603	968
Stock based compensation	—	422	—	153	—	160	—	139	—	134

Diluted FFO	$215,467	171,211	$249,178	170,938	$230,640	170,927	$204,569	170,854	$219,906	170,678

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	22,226	17,661	25,751	17,665	23,349	17,304	20,128	16,811	21,617	16,778

Company’s share of diluted FFO (2)	$193,241	153,550	$223,427	153,273	$207,291	153,623	$184,441	154,043	$198,289	153,900

FFO per share - basic	$1.26		$1.46		$1.35		$1.20		$1.29

FFO per share - diluted	$1.26		$1.46		$1.35		$1.20		$1.29

(1)	For the three months ended December 31, 2013, excludes approximately $2.0 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the $2.25 per share special dividend.
(2)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013 was 89.68%, 89.67%, 89.88%, 90.16% and 90.17%, respectively.

Boston Properties, Inc.

Fourth Quarter 2014

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13
Basic FFO (see page 9)	$215,467	$249,178	$230,410	$204,039	$219,303
2nd generation tenant improvements and leasing commissions	(20,824)	(47,649)	(22,690)	(25,336)	(28,132)
Straight-line rent (1)	(18,639)	(18,281)	(10,672)	(8,140)	(15,936)
Lease transaction costs which qualify as rent inducements (2)	3,533	1,516	1,605	2,849	4,904
Recurring capital expenditures	(12,571)	(12,691)	(9,654)	(7,694)	(19,913)
Fair value interest adjustment (1)	(7,737)	(7,694)	(7,630)	(7,583)	(7,512)
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	—	—	—	2,438	4,971
Fair value lease revenue (1) (3)	(12,236)	(9,207)	(7,425)	(7,501)	(7,202)
Hotel improvements, equipment upgrades and replacements	(328)	(514)	(495)	(1,557)	(715)
Straight-line ground rent expense adjustment (4)	1,669	1,669	1,708	1,747	1,785
Non-real estate depreciation	347	332	342	340	336
Stock-based compensation	5,391	5,809	6,519	10,380	6,154
Non-cash losses (gains) from early extinguishments of debt	96	—	—	—	—
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	652	6,593	804	2,800	1,423
Unearned portion of capitalized fees	7,810	1,740	1,838	970	571

Funds available for distribution to common shareholders and common unitholders (FAD)	$162,630	$170,801	$184,660	$167,752	$160,037

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Dec-14	30-Sep-14	30-Jun-14	31-Mar-14	31-Dec-13

Income from continuing operations	$85,323	$109,038	$95,901	$67,756	$79,395
Interest expense	117,904	113,308	110,977	113,554	121,134
Depreciation and amortization expense	162,430	157,245	154,628	154,270	154,475
Depreciation and amortization expense from unconsolidated joint ventures	4,582	5,099	4,986	4,584	4,633
Depreciation and amortization expense - discontinued operations	—	—	—	—	934
Income from discontinued operations	—	—	—	—	536
Non-cash losses (gains) from early extinguishments of debt	96	—	—	—	—
Stock-based compensation	5,391	5,809	6,519	10,380	6,154
Straight-line ground rent expense adjustment (4)	1,669	1,669	1,708	1,747	1,785
Straight-line rent (1)	(18,639)	(18,281)	(10,672)	(8,140)	(15,936)
Lease transaction costs which qualify as rent inducements (2)	3,533	1,516	1,605	2,849	4,904
Fair value lease revenue (1) (3)	(12,236)	(9,207)	(7,425)	(7,501)	(7,202)

Subtotal	350,053	366,196	358,227	339,499	350,812

Excluding Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8)	121,651	117,147	114,852	114,824	119,569

Interest Coverage Ratio	2.88	3.13	3.12	2.96	2.93

Including Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8) (9)	129,318	129,370	129,723	132,533	137,469

Interest Coverage Ratio	2.71	2.83	2.76	2.56	2.55

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Consists of lease transaction costs which qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	For additional information, see page 6.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $0, $0, $0, $2,438 and $4,971 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.
(6)	Excludes amortization of financing costs of $1,907, $1,908, $1,913, $2,026 and $2,259 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.
(7)	Excludes interest expense of $7,271, $7,102, $6,965, $6,940 and $6,906 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(8)	Excludes consolidated fair value interest adjustment of $12,925, $12,849, $12,753, $12,674 and $12,571 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.
(9)	Includes capitalized interest of $7,667, $12,223, $14,877, $17,709 and $17,900 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

Boston Properties, Inc.

Fourth Quarter 2014

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal December 31, 2014
Mortgage Notes Payable	$4,170,773
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	5,300,000

Total Debt	9,776,773
Fair Value Adjustment on Mortgage Notes Payable	138,711
Fair Value Adjustment on Mezzanine Notes Payable	3,796
Discount on Unsecured Senior Notes	(12,296)

Total Consolidated Debt	$9,906,984

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	6/27/2013		4/11/2013		6/11/2012		11/10/2011		11/18/2010		4/19/2010		10/9/2009		Total/Average
Original Principal Amount	$700,000		$500,000		$1,000,000		$850,000		$850,000		$700,000		$700,000		$5,300,000
Principal Amount at Quarter End	$700,000		$500,000		$1,000,000		$850,000		$850,000		$700,000		$700,000		$5,300,000
Yield (on issue date)	3.916%		3.279%		3.954%		3.853%		4.289%		5.708%		5.967%		4.42%
Coupon	3.800%		3.125%		3.850%		3.700%		4.125%		5.625%		5.875%		4.30%
Public Offering Price	99.694%		99.379%		99.779%		99.767%		99.260%		99.891%		99.931%		99.68%
Ratings:
Moody’s	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)
S&P	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)
Fitch	BBB+ (stable	)	BBB+ (stable	)	BBB+ (stable	)	BBB+ (stable	)	BBB+ (stable	)	BBB+ (stable	)	BBB+ (stable	)
Maturity Date	2/1/2024		9/1/2023		2/1/2023		11/15/2018		5/15/2021		11/15/2020		10/15/2019
Discount	$1,864		$2,658		$1,743		$1,155		$4,135		$473		$268		$12,296

Unsecured Senior Notes, net of discount	$698,136		$497,342		$998,257		$848,845		$845,865		$699,527		$699,732		$5,287,704

Equity

(in thousands)

	Shares/Units Outstanding as of 12/31/2014	Common Stock Equivalents		Equivalent Value (1)
Common Stock	153,114	153,114	(2)	$19,704,241
Common Operating Partnership Units	17,950	17,950	(3)	2,309,986
Series Four Preferred Operating Partnership Units	13	—		633	(4)
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(5)

Total Equity		171,064		$22,214,860

Total Consolidated Debt				$9,906,984

Total Consolidated Market Capitalization				$32,121,844

BXP’s share of Unconsolidated Joint Venture Debt				$351,500
Less:
Partners’ Share of Consolidated Debt				$1,181,797
Total Adjusted Debt (6)				$9,076,687

Total Adjusted Market Capitalization (6)				$31,291,547

(1)	Values based on December 31, 2014 closing price of $128.69 per share of common stock, except for the Series Four Preferred Operating Partnership Units which have been valued at the liquidation preference of $50.00 per unit (see Note 4 below) and the shares of Series B Cumulative Redeemable Preferred Stock which have been valued at the liquidation preference of $2,500.00 per share (see Note 5 below).
(2)	Includes 59,608 shares of restricted stock.
(3)	Includes 1,496,799 long-term incentive plan units, but excludes an aggregate of 1,190,558 Outperformance Plan Units and Multi-Year Long-Term Incentive Program Units.
(4)	The Series Four Preferred Units are not convertible into or exchangeable for any common equity of the Company or Operating Partnership, have a per unit liquidation preference of $50.00 and are entitled to receive quarterly distributions of $0.25 per unit (or an annual rate of 2%). On November 5, 2014, the Company’s Operating Partnership redeemed 27,773 Series Four Preferred Units for cash totaling approximately $1.4 million.
(5)	On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into or exchangeable for any other security of the Company or its affiliates.
(6)	For disclosures relating to our definition of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 48.

Boston Properties, Inc.

Fourth Quarter 2014

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of December 31, 2014

(in thousands)

	2015	2016	2017	2018	2019	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt
Mortgage Notes Payable	$26,184	$608,879	$2,821,750	$18,633	$19,670	$675,657	$4,170,773
Fair Value Adjustment	53,887	50,632	34,192	—	—	—	138,711

Mortgage Notes Payable	80,071	659,511	2,855,942	18,633	19,670	675,657	4,309,484

Mezzanine Notes Payable	—	—	306,000	—	—	—	306,000
Fair Value Adjustment	1,314	1,389	1,093	—	—	—	3,796

	1,314	1,389	307,093	—	—	—	309,796

Unsecured Senior Notes, Face Amount	—	—	—	850,000	700,000	3,750,000	5,300,000
Discount Amortization	(1,644)	(1,681)	(1,749)	(1,774)	(1,553)	(3,895)	(12,296)

Unsecured Senior Notes	(1,644)	(1,681)	(1,749)	848,226	698,447	3,746,105	5,287,704

Total Fixed Debt	$79,741	$659,219	$3,161,286	$866,859	$718,117	$4,421,762	$9,906,984

Total Consolidated Debt	$79,741	$659,219	$3,161,286	$866,859	$718,117	$4,421,762	$9,906,984

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	5.87%	5.32%	4.07%	3.89%	5.96%	4.36%	4.40%

Total GAAP Weighted Average Rate	5.87%	5.32%	4.07%	3.89%	5.96%	4.36%	4.40%

Total Stated Weighted Average Rate	5.84%	6.43%	5.76%	3.77%	5.87%	4.29%	4.98%

Unsecured Debt

Unsecured Line of Credit - Matures July 26, 2018

(in thousands)

Facility	Outstanding at 12/31/2014	Letters of Credit	Remaining Capacity at 12/31/2014
$1,000,000	$—	$16,503	$983,497

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	53.37%	4.34%	4.42%	6.6 years
Secured Debt	46.63%	5.72%	4.38%	3.2 years

Total Consolidated Debt	100.00%	4.98%	4.40%	5.0 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	—	—	—	— years
Fixed Rate Debt	100.00%	4.98%	4.40%	5.0 years

Total Consolidated Debt	100.00%	4.98%	4.40%	5.0 years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition or consolidation.

Boston Properties, Inc.

Fourth Quarter 2014

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of December 31, 2014

(in thousands)

Property	2015	2016	2017	2018	2019	Thereafter	Total
767 Fifth Avenue (The General Motors Building) (60% ownership)	$—	$—	$1,300,000	$—	$—	$—	$1,300,000	(2)
599 Lexington Avenue	—	—	750,000	—	—	—	750,000
601 Lexington Avenue (55% ownership)	11,870	12,447	13,051	13,684	14,349	645,531	710,932
John Hancock Tower and Garage	—	—	640,500	—	—	—	640,500	(2)
Embarcadero Center Four	5,794	348,886	—	—	—	—	354,680
Fountain Square (50% ownership)	—	211,250	—	—	—	—	211,250	(2)
505 9th Street (50% ownership)	2,586	2,737	113,596	—	—	—	118,919
New Dominion Technology Park, Building One	2,482	2,672	2,878	3,100	3,340	26,503	40,975
Kingstowne Two and Retail	1,950	29,277	—	—	—	—	31,227	(2)
University Place	1,502	1,610	1,725	1,849	1,981	3,623	12,290

	26,184	608,879	2,821,750	18,633	19,670	675,657	4,170,773

Aggregate Fair Value Adjustments	53,887	50,632	34,192	—	—	—	138,711

	80,071	659,511	2,855,942	18,633	19,670	675,657	4,309,484

Mezzanine Notes Payable (associated with 767 Fifth Avenue (The General Motors Building))(60% ownership)	—	—	306,000	—	—	—	306,000
Fair Value Adjustment	1,314	1,389	1,093	—	—	—	3,796

	1,314	1,389	307,093	—	—	—	309,796

Unsecured Senior Notes, Face Amount	—	—	—	850,000	700,000	3,750,000	5,300,000
Aggregate Discount Amortization	(1,644)	(1,681)	(1,749)	(1,774)	(1,553)	(3,895)	(12,296)

	(1,644)	(1,681)	(1,749)	848,226	698,447	3,746,105	5,287,704

Unsecured Line of Credit	—	—	—	—	—	—	—

	$79,741	$659,219	$3,161,286	$866,859	$718,117	$4,421,762	$9,906,984

% of Total Consolidated Debt	0.80%	6.65%	31.92%	8.75%	7.25%	44.63%	100.00%
Balloon Payments	$—	$583,782	$3,107,619	$850,000	$700,000	$4,383,554	$9,624,955
Scheduled Principal Amortization	$26,184	$25,097	$20,131	$18,633	$19,670	$42,103	$151,818

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated on the Aggregate Fair Value Adjustments line.

Boston Properties, Inc.

Fourth Quarter 2014

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2014 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

	Senior Notes	Senior Notes
	Issued Prior to	Issued On or After
	October 9, 2009	October 9, 2009
	December 31, 2014
Total Assets:
Capitalized Property Value (1)	$21,967,288	$22,426,494
Cash and Cash Equivalents	1,763,079	1,763,079
Investments in Marketable Securities	19,459	19,459
Undeveloped Land, at Cost (including Joint Venture %)	321,244	321,244
Development in Process, at Cost (including Joint Venture %)	865,943	865,943

Total Assets	$24,937,013	$25,396,219

Unencumbered Assets	$16,450,585	$16,736,000

Secured Debt (Fixed and Variable) (2)	$4,170,773	$4,170,773
Mezzanine Notes Payable (3)	306,000	306,000
Joint Venture Debt	351,500	351,500
Related Party Notes Payable	180,000	180,000
Contingent Liabilities & Letters of Credit	19,835	19,835
Unsecured Debt (4)	5,300,000	5,300,000

Total Outstanding Debt	$10,328,108	$10,328,108

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)	$85,323	$85,323
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)	(2,700)	(2,700)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)	(387)	(387)
Add: Interest Expense (per Consolidated Income Statement)	117,904	117,904
Add: Depreciation and Amortization (per Consolidated Income Statement)	162,430	162,430
Add: Losses from Early Extinguishments of Debt (per Consolidated Income Statement)	10,633	10,633

EBITDA	373,203	373,203

Add: Company share of unconsolidated joint venture EBITDA	11,244	11,244

Consolidated EBITDA	$384,447	$384,447

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$117,904	$117,904
Add: Company share of unconsolidated joint venture interest expense	3,782	3,782
Less: Amortization of financing costs	(1,907)	(1,907)
Less: Interest expense funded by construction loan draws	—	—

Adjusted Interest Expense	$119,779	$119,779

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	41.4%	40.7%
Secured Debt/Total Assets	Less than 50%	19.4%	19.0%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.21	3.21
Unencumbered Assets/ Unsecured Debt	Greater than 150%	310.4%	315.8%

Unencumbered Consolidated EBITDA		$249,396	$249,396

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.82	3.82

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		64.9%	64.9%

# of unencumbered properties		139	139

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $138,711.
(3)	Excludes aggregate fair value adjustment of $3,796.
(4)	Excludes aggregate debt discount of $12,296.

Boston Properties, Inc.

Fourth Quarter 2014

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2015	2016	2017	2018	2019	Thereafter	Total

Metropolitan Square (51%)	$1,257	$1,332	$1,410	$1,493	$1,582	$80,327	$87,401
540 Madison Avenue (60%)	—	—	—	72,000	—	—	72,000
Market Square North (50%)	1,043	1,094	1,148	1,205	1,265	58,090	63,845
901 New York Avenue (25%)	—	—	—	—	—	56,250	56,250	(1)
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	279	279	279	19,519	—	—	20,356	(2)
Annapolis Junction Building Six (50%)	6,905	—	—	—	—	—	6,905	(3)
Annapolis Junction Building Seven (50%)	—	7,064	—	—	—	—	7,064	(4)
Annapolis Junction Building Eight (50%)	—	—	6,179	—	—	—	6,179	(4)

	$9,484	$9,769	$9,016	$94,217	$2,847	$226,167	$351,500

GAAP Weighted Average Rate	3.23%	3.11%	3.03%	1.98%	5.41%	4.82%	3.93%

% of Total Debt	2.70%	2.78%	2.57%	26.80%	0.81%	64.34%	100.00%

Balloon Payments	$6,905	$7,064	$6,179	$91,519	$—	$221,044	$332,711
Scheduled Amortization	$2,579	$2,705	$2,837	$2,698	$2,847	$5,123	$18,789

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	32.01%	1.76%	1.96%	3.1 years
Fixed Rate Debt	67.99%	4.79%	4.85%	7.0 years

Total Debt	100.00%	3.82%	3.93%	5.7 years

(*)	All amounts represent the Company’s share.
(1)	On December 17, 2014, 901 New York Avenue’s mortgage loan was refinanced with a new 10 year mortgage loan totaling $225 million (the Company’s share being 25%). The new loan requires interest only payments for the first 5 years and principal and interest payments thereafter at a fixed rate equal to 3.61% per annum and matures on January 5, 2025.
(2)	Loan has one, three-year extension option, subject to certain conditions.
(3)	On October 24, 2014, the Company modified and extended the loan to November 17, 2015 at a variable rate equal to LIBOR plus 2.25% per annum.
(4)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

Fourth Quarter 2014

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2014

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	North Station (3) (Phase 1 - Air Rights)	1001 6th Street (formerly 501 K Street)	Total Unconsolidated Joint Ventures

Net Equity (4)(5)	$68,128	$(8,022)	$8,539	$(1,080)	$45,514	$25,246	$(2,250)	$4,231	$41,736	$182,042

Mortgage/Construction loans payable (4)	$72,000	$63,845	$87,401	$56,250	$—	$40,504	$31,500	$—	$—	$351,500

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	30.00%	50.00%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2014

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	North Station (3) (Phase 1 - Air Rights)	1001 6th Street (formerly 501 K Street)	Total Unconsolidated Joint Ventures
REVENUE
Rental (6)	$6,787	$5,952	$8,521	$7,574		$1,576	$3,897	$3,566	$—	$130	$38,003
Straight-line rent	50	53	(3)	1,545		—	(18)	235	—	—	1,862
Fair value lease revenue	(71)	—	—	—		—	—	—	—	—	(71)
Termination Income	160	—	(222)	—		—	—	—	—	—	(62)

Total revenue	6,926	6,005	8,296	9,119		1,576	3,879	3,801	—	130	39,732

EXPENSES
Operating	3,386	2,539	3,581	3,425		640	1,350	1,447	—	165	16,533

NET OPERATING INCOME	3,540	3,466	4,715	5,694		936	2,529	2,354	—	(35)	23,199

Interest	558	1,571	2,491	2,011		—	191	1,128	—	—	7,950
Depreciation and amortization	2,084	898	1,903	1,440		1,383	775	870	—	—	9,353

SUBTOTAL	2,642	2,469	4,394	3,451		1,383	966	1,998	—	—	17,303

NET INCOME/(LOSS)	$898	$997	$321	$2,243		$(447)	$1,563	$356	$—	$(35)	$5,896

BXP’s share of net income/(loss)	$538	$498	$164	$590	(7)	$(149)	$781	$107	$—	$(19)	2,510

Basis differential (8)	178	(2)	28	(17)		(7)	1	9	—	—	190

Income/(loss) from unconsolidated joint ventures	$716	$496	$192	$573	(7)	$(156)	$782	$116	$—	$(19)	$2,700

BXP’s share of depreciation & amortization	1,127	456	982	896	(7)	467	391	263	—		4,582

BXP’s share of Funds from Operations (FFO)	$1,843	$952	$1,174	$1,469		$311	$1,173	$379	$—	$(19)	$7,282

BXP’s share of net operating income/(loss) (6)	$2,131	$1,733	$2,405	$2,710	(7)	$312	$1,265	$706	$—	$(18)	$11,244

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes two properties in service, two properties in development and two undeveloped land parcels.
(3)	Refer to acquisitions Note 3 on page 45.
(4)	Represents the Company’s share.
(5)	As of December 31, 2014, certain investments with deficit balances aggregating ($11,352) have been reflected within Other Liabilities on the Company’s Consolidated Balance Sheet.
(6)	Includes management services income.
(7)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(8)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Boston Properties, Inc.

Fourth Quarter 2014

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of December 31, 2014

BXP’s nominal ownership percentage	60.00%		55.00%		95.00%	50.00%	50.00%

			Norges Joint Ventures (1)
	767 Fifth Avenue (The GM Building)		Times Square Tower	601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Fountain Square	505 9th Street	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,555,093		$464,690	$1,828,064	$364,833	$368,230	$107,861	$6,688,771
Cash and cash held in escrows	91,998		32,555	105,144	3,892	17,844	4,908	256,341
Other assets	87,165		61,934	127,818	43	9,211	9,457	295,628

Total assets	$3,734,256		$559,179	$2,061,026	$368,768	$395,285	$122,226	$7,240,740

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,421,082		$—	$710,932	$—	$220,134	$118,918	$2,471,066
Mezzanine notes payable	309,796		—	—	—	—	—	309,796
Related party notes payable	180,000		—	—	—	—	—	180,000
Accrued interest on related party notes	88,643		—	—	—	—	—	88,643
Other liabilities	200,415		6,813	92,482	26,364	9,963	6,837	342,874

Total liabilities	2,199,936		6,813	803,414	26,364	230,097	125,755	3,392,379

Equity:
Boston Properties	1,081,980	(2)	303,396	369,508	326,457	60,496	(210)	2,141,627
Redeemable interest in property partnership	—		—	—	—	104,692	—	104,692
Noncontrolling interests	452,340		248,970	888,104	15,947	—	(3,319)	1,602,042	(3)

Total equity	1,534,320		552,366	1,257,612	342,404	165,188	(3,529)	3,848,361

Total liabilities and equity	$3,734,256		$559,179	$2,061,026	$368,768	$395,285	$122,226	$7,240,740

Income Statements

for the three months ended December 31, 2014

BXP’s nominal ownership percentage	60.00%	55.00%		95.00%	50.00%		50.00%

		Norges Joint Ventures (1)
	767 Fifth Avenue (The GM Building)	Times Square Tower	601 Lexington Avenue 100 Federal Street Atlantic Wharf	Salesforce Tower	Fountain Square		505 9th Street	Total Consolidated Joint Ventures
REVENUE
Rental	$65,136	$23,867	$45,971	$—	$9,216		$5,863	$150,053
Straight-line rent	6,897	(430)	1,683	—	475		35	8,660
Fair value lease revenue	13,160	—	—	—	(63)		—	13,097
Parking and other	1,163	84	887	—	45		547	2,726

Total revenue	86,356	23,521	48,541	—	9,673		6,445	174,536

EXPENSES
Operating	25,402	4,420	18,344	—	3,304		2,475	53,945

NET OPERATING INCOME	60,954	19,101	30,197	—	6,369		3,970	120,591

Management services income	(303)	(123)	—	—	(2)		—	(428)
Interest and other income	(11)	(481)	(24)	—	(3)		—	(519)
Interest expense	24,137	—	5,843	—	3,110		1,754	34,844
Interest expense - partner notes	7,271	—	—	—	—		—	7,271
Fair value adjustment to interest expense	(10,928)	—	—	—	(1,623)		—	(12,551)
Depreciation and amortization	33,418	4,135	11,430	—	4,798		874	54,655
Other	—	—	5	—	—		—	5

SUBTOTAL	53,584	3,531	17,254	—	6,280		2,628	83,277

NET INCOME/(LOSS)	$7,370	$15,570	$12,943	$—	$89		$1,342	$37,314

Reconciliation of partners’ noncontrolling interest (NCI):
Add back depreciation & amortization - BXP basis difference	$14	$17	$1	$—	$—		$30	$62
Special allocation - BXP basis	—	—	(24)	—	—		—	(24)
Add back partners’ share of partner loan interest	7,271	—	—	—	—		—	7,271

Partners’ net income/(loss) before interest allocation	14,655	15,587	12,920	—	89		1,372	44,623

Partners’ NCI share of net income	5,863	7,014	5,815	—	44		686	19,422
Partners’ share of partner loan interest	(7,271)	—	—	—	—		—	(7,271)
Allocation of management and other fees to non-controlling partner	(624)	(172)	(417)	—	(119)		(93)	(1,425)
Accretion and adjustments	—	—	—	—	2,362	(4)	—	2,362

Partners’ NCI	$(2,032)	$6,842	$5,398	$—	$2,287		$593	$13,088

Reconciliation of partners’ share of FFO:
Net income/(loss)	$7,370	$15,570	$12,943	$—	$89		$1,342	$37,314
Special allocation - BXP basis	—	—	(24)	—	—		—	(24)
Add back depreciation & amortization	33,418	4,135	11,430	—	4,798		874	54,655

Entity FFO	40,788	19,705	24,349	—	4,887		2,216	91,945

Partners’ share of net income/(loss)	2,948	7,007	5,824	—	44		671	16,494
Partners’ share of partner loan interest not in partner’s share of entity FFO	(4,363)	—	—	—	—		—	(4,363)
Allocation of management and other fees to non-controlling partner	(624)	(172)	(417)	—	(119)		(93)	(1,425)
Partners’ share of depreciation and amortization	13,367	1,861	5,144	—	—		437	20,809
Accretion and adjustments	—	—	(11)	—	2,362	(4)	—	2,351

Partners’ share FFO	$11,328	$8,696	$10,540	$—	$2,287		$1,015	$33,866

Reconciliation of BXP share of FFO
BXP share of net income/(loss) adjusted for partners’ NCI	9,402	8,728	7,545	—	(2,198	)(4)	749	24,226
Depreciation & amortization - BXP basis difference	14	17	1	—	—		30	62
Other adjustment (5)	77	9	—	—	7		—	93
BXP share of depreciation & amortization	20,042	2,265	6,286	—	4,798	(4)	422	33,813

BXP share of FFO	$29,535	$11,019	$13,832	$—	$2,607		$1,201	$58,194

Unearned portion of capitalized fees (5)	$2,312	$77	$5,354	$—	$67		$—	$7,810

(1)	On October 30, 2014, the Company completed the sale of a 45% interest in each of 601 Lexington Avenue in New York City and Atlantic Wharf Office Building and 100 Federal Street in Boston. The above income statement details activity for the period from October 30, 2014 through December 31, 2014 for the aforementioned assets. In future quarters, all Norges joint ventures will be combined for balance sheet and income statement purposes.
(2)	BXP equity adjusted for related party notes and accrued interest that are allocated to our partners through NCI.
(3)	Amount excludes preferred shareholders capital of approximately $0.1 million.
(4)	The allocation of net income and FFO to the NCI partner reflects the accretion to their redemption value, which redemption is scheduled to occur in Q1 2016.
(5)	Capitalized fees are eliminated in consolidation and recognized in FFO over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Boston Properties, Inc.

Fourth Quarter 2014

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended December 31, 2014 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)

Boston	13,259,221	(5)	26.7%	392,530	1.0%	13,651,751	(5)	33.0%	0.2%	0.9%	28.8%
New York (6)	11,533,944	(5)	40.8%	—	—	11,533,944	(5)	27.9%	—	—	40.8%
San Francisco	5,487,380		10.4%	570,053	1.1%	6,057,433		14.6%	—	—	11.5%
Washington, DC	9,387,147	(5)	17.7%	738,829	0.6%	10,125,976	(5)	24.5%	0.6%	—	18.9%

	39,667,692		95.6%	1,701,412	2.7%	41,369,104		100.0%	0.8%	0.9%	100.0%

% of Total	95.9%			4.1%		100.0%

Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Boston	23.4%	5.4%	28.8%
New York (6)	38.5%	2.3%	40.8%
San Francisco	8.8%	2.7%	11.5%
Washington, DC	7.7%	11.2%	18.9%

Total	78.4%	21.6%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet (7)
Boston Marriott Cambridge, Cambridge, MA (8)	433	334,260

Total Hotel Properties	433	334,260

Residential Properties

Residential Properties	Number of Units	Square Feet
The Avant at Reston Town Center, Reston, VA	359	355,347	(9)
Residences on The Avenue, Washington, DC	335	323,050	(10)
The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(11)

Total Residential Properties	780	765,494

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	43,824	14,985,141

(1)	For disclosures relating to our definition of In-Service Properties, see page 49.
(2)	Combined Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Combined NOI to net income available to common shareholders, see page 41. For disclosures relating to our use of Combined NOI see page 49.
(3)	Includes approximately 2,200,000 square feet of retail space.
(4)	The calculation for percentage of Combined Net Operating Income excludes termination income.
(5)	Includes 100% of the rentable square footage of our In-Service Properties. For disclosures relating to our In-Service Properties, see pages 20-22.
(6)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(7)	Includes 4,260 square feet of retail space.
(8)	Formerly Cambridge Center Marriott.
(9)	Includes 26,179 square feet of retail space.
(10)	Includes 49,528 square feet of retail space.
(11)	Includes 9,617 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2014

In-Service Property Listing

as of December 31, 2014

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,722,102	97.2%	$54.75	Y	CBD
100 Federal Street (55% ownership)	CBD Boston MA	1	1,265,411	89.6%	49.01	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,227,964	96.4%	53.41	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	97.2%	60.36	N	CBD
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	62.42	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,249	32.6%	46.06	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	502,813	97.5%	77.10	N	CBD
Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.33	N	CBD
255 Main Street (formerly One Cambridge Center)	East Cambridge MA	1	215,629	100.0%	53.01	N	CBD
325 Main Street (formerly Three Cambridge Center)	East Cambridge MA	1	115,061	100.0%	42.82	N	CBD
90 Broadway (formerly Four Cambridge Center)	East Cambridge MA	1	222,656	97.1%	48.36	N	CBD
355 Main Street (formerly Five Cambridge Center)	East Cambridge MA	1	264,708	100.0%	57.47	N	CBD
150 Broadway (formerly Eight Cambridge Center)	East Cambridge MA	1	177,226	100.0%	46.48	N	CBD
105 Broadway (formerly Ten Cambridge Center)	East Cambridge MA	1	152,664	100.0%	45.29	N	CBD
145 Broadway (formerly Eleven Cambridge Center)	East Cambridge MA	1	79,616	100.0%	56.44	N	CBD
300 Binney Street (formerly Seventeen Cambridge Center)	East Cambridge MA	1	195,191	100.0%	51.03	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	43.24	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	996,317	78.7%	33.22	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	527,860	90.6%	35.21	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	31.57	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	99.5%	36.19	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,573	85.1%	32.67	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	82.8%	46.04	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	39.01	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	96.2%	32.10	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	48.06	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	97.2%	32.85	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	23.84	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	73.2%	25.08	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	40.27	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	39.38	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	39.57	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	83.4%	26.30	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.19	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	30.17	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	35.31	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	86.3%	21.51	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	17.40	N	S

		45	13,259,221	91.9%	$47.79

Office/Technical
415 Main Street (formerly Seven Cambridge Center)	East Cambridge MA	1	231,028	100.0%	$89.77	N	CBD
250 Binney Street (formerly Fourteen Cambridge Center)	East Cambridge MA	1	67,362	100.0%	41.09	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	76.0%	$78.78

Total Boston:		49	13,651,751	91.4%	$48.53

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.

Boston Properties, Inc.

Fourth Quarter 2014

In-Service Property Listing (continued)

as of December 31, 2014

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

New York (2)
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	99.2%	$88.02	Y	CBD
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,631,300	99.8%	90.58	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,383	99.0%	86.45	N	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,246,731	100.0%	72.72	N	CBD
(3) 250 West 55th Street	Times Square / West Side NY	1	987,800	55.1%	79.95	N	CBD
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,809,775	98.9%	140.86	Y	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	82.7%	112.01	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	83.6%	106.56	Y	CBD

		8	9,070,410	93.4%	$97.95

101 Carnegie Center	Princeton NJ	1	125,468	83.9%	$30.73	N	S
104 Carnegie Center	Princeton NJ	1	102,830	86.0%	32.82	N	S
105 Carnegie Center	Princeton NJ	1	69,955	62.7%	30.53	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	31.82	N	S
202 Carnegie Center	Princeton NJ	1	130,582	94.2%	34.95	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	29.22	N	S
210 Carnegie Center	Princeton NJ	1	162,372	79.3%	33.74	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	33.29	N	S
212 Carnegie Center	Princeton NJ	1	151,547	89.8%	30.03	N	S
214 Carnegie Center	Princeton NJ	1	150,774	77.7%	32.52	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.18	N	S
502 Carnegie Center	Princeton NJ	1	117,302	93.2%	36.71	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.46	N	S
506 Carnegie Center	Princeton NJ	1	149,110	100.0%	32.81	N	S
508 Carnegie Center	Princeton NJ	1	134,433	92.6%	32.66	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	32.67	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	38.57	N	S

		16	2,050,737	91.8%	$32.94

One Tower Center	East Brunswick NJ	1	412,797	33.7%	$30.64	N	S

		1	412,797	33.7%	$30.64

	Total New York:	25	11,533,944	90.9%	$85.40

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	830,854	93.8%	$49.67	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,800	98.4%	54.40	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	774,981	97.8%	46.98	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	934,407	92.1%	58.32	Y	CBD

		4	3,320,042	95.3%	$52.48

(3) 680 Folsom Street	CBD San Francisco CA	2	524,793	91.8%	$54.90	N	CBD
611 Gateway	South San Francisco CA	1	260,337	81.2%	37.38	N	S
601 and 651 Gateway	South San Francisco CA	2	506,280	95.3%	37.23	N	S
(4) North First Business Park	San Jose CA	5	190,636	100.0%	15.62	N	S
3100-3130 Zanker Road (formerly 3200 Zanker Road)	San Jose CA	4	543,900	19.5%	20.40	N	S
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	52.39	N	S

		15	2,167,338	74.5%	$40.20

Office/Technical
Mountain View Research Park	Mountain View CA	15	540,433	100.0%	$35.89	N	S
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	24.14	N	S

		16	570,053	100.0%	$35.35

	Total San Francisco:	35	6,057,433	88.3%	$46.92

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(3)	Not included in Same Property analysis.
(4)	Property held for redevelopment.

Boston Properties, Inc.

Fourth Quarter 2014

In-Service Property Listing (continued)

as of December 31, 2014

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	95.8%	$55.55	N	CBD
500 E Street, S.W.	Southwest Washington DC	1	251,994	100.0%	45.55	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	589,288	88.6%	54.96	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	406,797	94.0%	61.26	Y	CBD
505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	71.90	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,679	100.0%	64.65	Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	98.1%	83.11	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	93.1%	53.63	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	58.40	N	CBD
Sumner Square	CBD Washington DC	1	208,892	98.5%	49.08	N	CBD
500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	231,411	90.9%	63.91	Y	CBD
Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	70.7%	144.39	Y	S
Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	28.45	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	63.2%	36.17	N	S
Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%	51.71	N	S
Fountain Square (50% ownership)	Fairfax County VA	2	521,707	99.3%	44.43	Y	S
Fountain Square Retail (50% ownership)	Fairfax County VA	1	234,339	99.1%	53.61	Y	S
Democracy Tower	Fairfax County VA	1	259,441	100.0%	56.38	N	S
Kingstowne One	Fairfax County VA	1	151,483	88.6%	39.61	N	S
Kingstowne Two	Fairfax County VA	1	156,251	68.5%	42.32	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.70	Y	S
One Freedom Square	Fairfax County VA	1	432,581	100.0%	44.35	N	S
Two Freedom Square	Fairfax County VA	1	421,757	100.0%	42.43	N	S
One Reston Overlook	Fairfax County VA	1	319,519	100.0%	35.67	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	35.62	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	42.14	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.64	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.34	N	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	38.48	N	S
South of Market	Fairfax County VA	3	623,665	100.0%	51.99	N	S

		35	9,387,147	95.7%	$52.49

Office/Technical
7435 Boston Boulevard	Fairfax County VA	1	103,557	67.1%	$23.37	N	S
7451 Boston Boulevard	Fairfax County VA	1	45,615	67.4%	24.20	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	83.4%	19.49	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.58	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	37.6%	23.27	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	16.14	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	28.14	N	S
7601 Boston Boulevard	Fairfax County VA	1	114,028	100.0%	18.48	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	23.65	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	13.19	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	20.00	N	S

		11	738,829	84.5%	$20.28

Total Washington, DC:		46	10,125,976	94.8%	$50.39

Total In-Service Properties:		155	41,369,104	91.7%	$58.97

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.

Boston Properties, Inc.

Fourth Quarter 2014

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio

1	US Government	1,731,455	(1)	4.19%
2	Citibank	1,018,432	(2)	2.46%
3	Bank of America	810,764	(3)	1.96%
4	Biogen	772,212		1.87%
5	Wellington Management	707,568	(4)	1.71%
6	Kirkland & Ellis	612,769	(5)	1.48%
7	Genentech	570,770		1.38%
8	Ropes & Gray	528,931		1.28%
9	O’Melveny & Myers	504,902	(6)	1.22%
10	Weil Gotshal Manges	479,848	(7)	1.16%
11	Shearman & Sterling	472,808		1.14%
12	State Street Bank and Trust	408,552		0.99%
13	Microsoft	382,532		0.92%
14	Finnegan Henderson Farabow	362,405	(8)	0.88%
15	Ann Inc. (fka Ann Taylor Corp.)	351,026	(9)	0.85%
16	Morgan Lewis Bockius	348,151		0.84%
17	PTC	320,655		0.78%
18	Google	311,611		0.75%
19	Mass Financial Services	301,668		0.73%
20	Aramis (Estee Lauder)	295,610	(10)	0.71%

	Total % of Portfolio Square Feet			27.30%
	Total % of Portfolio Revenue			30.27%
	Total % of Boston Properties’ Share of Portfolio Revenue			27.68%

Notable Signed Deals (11)

Tenant	Property	Sq. Ft.
salesforce.com	Salesforce Tower	714,000
Arnold & Porter	601 Massachusetts Avenue	376,000
Blue Cross and Blue Shield of Massachusetts	101 Huntington Avenue	308,000

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 472,357, 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 55%, 60%, and 51% interest, respectively.
(3)	Includes 742,552 & 50,887 square feet of space in properties in which Boston Properties has a 55% & 60% interest, respectively.
(4)	Includes 696,809 square feet of space in properties in which Boston Properties has a 55% interest.
(5)	Includes 391,662 & 221,107 square feet of space in properties in which Boston Properties has a 55% & 51% interest, respectively.
(6)	Includes 325,750 square feet of space in a property in which Boston Properties has a 55% interest.
(7)	Includes 451,701 & 28,147 square feet of space in properties in which Boston Properties has a 60% & 55% interest, respectively.
(8)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(9)	Includes 331,209 square feet of space in a property in which Boston Properties has a 55% interest.
(10)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(11)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT)

Boston Properties, Inc.

Fourth Quarter 2014

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	492,425	$21,649,488	$43.97	$21,649,488	$43.97	1.31	%(4)
2015	2,108,883	100,220,302	47.52	100,903,318	47.85	5.61%
2016	2,827,620	144,685,170	51.17	146,569,568	51.83	7.53%
2017	3,224,403	196,562,280	60.96	200,624,907	62.22	8.58%
2018	1,643,399	98,176,231	59.74	101,585,313	61.81	4.37%
2019	3,194,852	169,965,120	53.20	177,298,490	55.50	8.50%
2020	3,657,623	222,384,334	60.80	237,567,422	64.95	9.73%
2021	2,387,819	128,707,959	53.90	143,596,224	60.14	6.35%
2022	3,772,967	207,129,253	54.90	228,540,383	60.57	10.04%
2023	961,646	51,509,714	53.56	60,256,524	62.66	2.56%
Thereafter	10,240,044	672,176,347	65.64	857,235,592	83.71	27.25%

Occupancy By Location (2) (5)

	CBD		Suburban		Total
Location	31-Dec-14	31-Dec-13	31-Dec-14	31-Dec-13	31-Dec-14	31-Dec-13

Boston	92.9%	97.9%	90.1%	88.0%	91.9%	94.4%
New York (6)	93.4%	97.1%	82.0%	79.8%	90.9%	93.0%
San Francisco	94.8%	95.4%	68.9%	80.2%	87.1%	90.4%
Washington, DC	95.9%	94.6%	95.5%	96.1%	95.7%	95.5%

Total Portfolio	93.8%	96.7%	88.2%	89.0%	91.8%	93.8%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes approximately 2,200,000 square feet of retail space.
(6)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region. Prior period occupancy have been updated to conform to current period presentation.

Boston Properties, Inc.

Fourth Quarter 2014

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	—	$—	$—	$—	$—	0.00%
2015	235,374	5,805,924	24.67	5,805,924	24.67	13.83%
2016	317,784	23,112,199	72.73	23,251,488	73.17	18.68%
2017	132,163	4,697,379	35.54	4,894,648	37.03	7.77%
2018	28,364	1,072,952	37.83	1,283,357	45.25	1.67%
2019	455,206	13,660,385	30.01	15,384,136	33.80	26.75%
2020	114,375	2,488,284	21.76	2,638,551	23.07	6.72%
2021	109,860	1,700,598	15.48	1,821,372	16.58	6.46%
2022	—	—	—	—	—	0.00%
2023	—	—	—	—	—	0.00%
Thereafter	82,188	3,097,232	37.68	3,755,529	45.69	4.83%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-14	31-Dec-13	31-Dec-14	31-Dec-13	31-Dec-14	31-Dec-13

Boston	100.0%	100.0%	0.0%	0.0%	76.0%	76.0%
New York	N/A	N/A	N/A	N/A	N/A	N/A
San Francisco	N/A	N/A	100.0%	87.1%	100.0%	87.1%
Washington, DC	N/A	N/A	84.5%	88.7%	84.5%	88.7%

Total Portfolio	100.0%	100.0%	85.1%	82.7%	87.7%	85.4%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2014

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	2,328	$242,200	$104.04	$242,200	$104.04	0.11	%(4)
2015	115,206	13,438,370	116.65	13,346,282	115.85	5.51%
2016	201,573	16,289,563	80.81	16,390,928	81.32	9.64%
2017	209,851	28,777,744	137.13	30,229,868	144.05	10.03%
2018	242,424	20,534,400	84.70	21,890,610	90.30	11.59%
2019	87,025	6,343,111	72.89	6,703,195	77.03	4.16%
2020	153,142	7,390,874	48.26	9,879,334	64.51	7.32%
2021	122,800	8,003,516	65.18	8,872,624	72.25	5.87%
2022	238,803	18,288,012	76.58	20,505,295	85.87	11.41%
2023	194,535	17,119,301	88.00	19,706,839	101.30	9.30%
Thereafter	524,345	36,477,022	69.57	52,484,160	100.09	25.06%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Fourth Quarter 2014

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	494,753	$21,891,689	$44.25	$21,891,689	$44.25	1.20	%(4)
2015	2,459,463	119,464,595	48.57	120,055,523	48.81	5.95%
2016	3,346,977	184,086,932	55.00	186,211,984	55.64	8.09%
2017	3,566,417	230,037,403	64.50	235,749,423	66.10	8.62%
2018	1,914,187	119,783,584	62.58	124,759,280	65.18	4.63%
2019	3,737,083	189,968,616	50.83	199,385,821	53.35	9.03%
2020	3,925,140	232,263,492	59.17	250,085,307	63.71	9.49%
2021	2,620,479	138,412,074	52.82	154,290,219	58.88	6.33%
2022	4,011,770	225,417,265	56.19	249,045,678	62.08	9.70%
2023	1,156,181	68,629,015	59.36	79,963,363	69.16	2.79%
Thereafter	10,846,577	711,750,601	65.62	913,475,281	84.22	26.22%

Occupancy By Location (2) (5)

	CBD		Suburban		Total
Location	31-Dec-14	31-Dec-13	31-Dec-14	31-Dec-13	31-Dec-14	31-Dec-13

Boston	93.1%	98.0%	88.3%	86.3%	91.4%	93.9%
New York (6)	93.4%	97.1%	82.0%	79.8%	90.9%	93.0%
San Francisco	94.8%	95.4%	76.9%	82.4%	88.3%	89.9%
Washington, DC	95.9%	94.6%	94.1%	95.3%	94.8%	95.0%

Total Portfolio	93.9%	96.8%	87.9%	88.4%	91.7%	93.4%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes approximately 2,200,000 square feet of retail space, excluding our residential and hotel properties.
(6)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region. Prior period occupancy have been updated to conform to current period presentation.

Boston Properties, Inc.

Fourth Quarter 2014

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	358,389	$14,005,427	$39.08	$14,005,427	$39.08	(4)	—	$—	$—	$—	$—
2015	642,640	23,639,111	36.78	23,854,845	37.12		—	—	—	—	—
2016	691,268	26,895,461	38.91	27,755,386	40.15		225,532	20,328,384	90.14	20,328,384	90.14
2017	727,994	27,881,086	38.30	28,605,850	39.29		—	—	—	—	—
2018	470,993	18,234,082	38.71	18,956,990	40.25		—	—	—	—	—
2019	1,300,992	60,196,375	46.27	61,513,521	47.28		—	—	—	—	—
2020	444,712	20,364,925	45.79	22,192,645	49.90		—	—	—	—	—
2021	815,384	29,766,092	36.51	31,538,463	38.68		—	—	—	—	—
2022	1,597,331	74,069,805	46.37	79,795,799	49.96		—	—	—	—	—
2023	290,923	16,866,633	57.98	18,733,699	64.39		—	—	—	—	—
Thereafter	4,016,260	216,615,674	53.93	262,670,645	65.40		67,362	2,767,904	41.09	3,374,162	50.09

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	1,098	$212,680	$193.70	$212,680	$193.70	(4)	359,487	$14,218,107	$39.55	$14,218,107	$39.55	(4)
2015	45,362	9,035,807	199.19	8,930,036	196.86		688,002	32,674,918	47.49	32,784,880	47.65
2016	12,288	1,891,477	153.93	1,823,403	148.39		929,088	49,115,322	52.86	49,907,173	53.72	(5)
2017	46,004	3,418,171	74.30	3,435,555	74.68		773,998	31,299,258	40.44	32,041,405	41.40
2018	137,623	6,195,087	45.01	6,308,166	45.84		608,616	24,429,169	40.14	25,265,157	41.51
2019	14,692	2,326,821	158.37	2,452,469	166.93		1,315,684	62,523,196	47.52	63,965,990	48.62
2020	92,818	3,952,115	42.58	6,100,518	65.73		537,530	24,317,040	45.24	28,293,163	52.64
2021	38,642	2,543,061	65.81	2,732,699	70.72		854,026	32,309,153	37.83	34,271,162	40.13
2022	126,196	5,730,066	45.41	6,364,754	50.44		1,723,527	79,799,871	46.30	86,160,553	49.99
2023	77,609	6,757,152	87.07	7,595,722	97.87		368,532	23,623,786	64.10	26,329,421	71.44
Thereafter	211,840	9,429,547	44.51	11,581,852	54.67		4,295,462	228,813,125	53.27	277,626,659	64.63

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $40.92 per square foot and $42.04 per square foot, respectively. This 225,532 square feet of research /laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and is expected to close on February 1, 2016.

Boston Properties, Inc.

Fourth Quarter 2014

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		—	—	—	—	—
Q4 2014	358,389	14,005,427	39.08	14,005,427	39.08	(4)	—	—	—	—	—

Total 2014	358,389	$14,005,427	$39.08	$14,005,427	$39.08		—	$—	$—	$—	$—

Q1 2015	143,405	$6,274,850	$43.76	$6,240,368	$43.52		—	$—	$—	$—	$—
Q2 2015	170,219	5,656,423	33.23	5,873,378	34.50		—	—	—	—	—
Q3 2015	160,708	6,776,817	42.17	6,776,817	42.17		—	—	—	—	—
Q4 2015	168,308	4,931,021	29.30	4,964,281	29.50		—	—	—	—	—

Total 2015	642,640	$23,639,111	$36.78	$23,854,845	$37.12		—	$—	$—	$—	$—

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		—	—	—	—	—
Q4 2014	1,098	212,680	193.70	212,680	193.70	(4)	359,487	14,218,107	39.55	14,218,107	39.55	(4)

Total 2014	1,098	$212,680	$193.70	$212,680	$193.70		359,487	$14,218,107	$39.55	$14,218,107	$39.55

Q1 2015	32,487	$5,122,375	$157.67	$5,042,212	$155.21		175,892	$11,397,225	$64.80	$11,282,580	$64.14
Q2 2015	2,672	1,037,245	388.19	1,007,245	376.96		172,891	6,693,668	38.72	6,880,623	39.80
Q3 2015	5,475	1,234,392	225.46	1,244,784	227.36		166,183	8,011,209	48.21	8,021,601	48.27
Q4 2015	4,728	1,641,795	347.25	1,635,795	345.98		173,036	6,572,816	37.99	6,600,076	38.14

Total 2015	45,362	$9,035,807	$199.19	$8,930,036	$196.86		688,002	$32,674,918	$47.49	$32,784,880	$47.65

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Fourth Quarter 2014

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3) (4)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	62,028	$3,774,645	$60.85	$3,774,645	$60.85	(5)	—	$—	$—	$—	$—
2015	345,682	17,934,059	51.88	17,930,748	51.87		—	—	—	—	—
2016	627,263	48,153,199	76.77	48,469,202	77.27		—	—	—	—	—
2017	1,223,707	107,441,820	87.80	108,679,985	88.81		—	—	—	—	—
2018	566,771	48,599,346	85.75	48,287,771	85.20		—	—	—	—	—
2019	707,165	49,708,737	70.29	51,531,611	72.87		—	—	—	—	—
2020	1,606,729	120,607,863	75.06	127,424,885	79.31		—	—	—	—	—
2021	301,705	31,533,655	104.52	35,021,685	116.08		—	—	—	—	—
2022	871,138	70,941,543	81.44	76,655,575	87.99		—	—	—	—	—
2023	81,115	6,952,380	85.71	7,611,893	93.84		—	—	—	—	—
Thereafter	3,911,330	323,165,097	82.62	427,957,813	109.41		—	—	—	—	—

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	—	$—	$—	$—	$—		62,028	$3,774,645	$60.85	$3,774,645	$60.85	(5)
2015	1,312	130,230	99.26	130,230	99.26		346,994	18,064,290	52.06	18,060,979	52.05
2016	83,166	8,464,682	101.78	8,532,496	102.60		710,429	56,617,881	79.70	57,001,698	80.24
2017	79,535	20,275,416	254.92	21,025,416	264.35		1,303,242	127,717,235	98.00	129,705,401	99.53
2018	6,514	8,180,308	1,255.80	9,201,573	1,412.58		573,285	56,779,654	99.04	57,489,344	100.28
2019	877	71,149	81.13	77,929	88.86		708,042	49,779,886	70.31	51,609,540	72.89
2020	4,195	261,801	62.41	267,179	63.69		1,610,924	120,869,664	75.03	127,692,064	79.27
2021	2,056	234,979	114.29	279,925	136.15		303,761	31,768,634	104.58	35,301,610	116.22
2022	59,437	9,800,126	164.88	11,066,836	186.19		930,575	80,741,669	86.77	87,722,411	94.27
2023	33,292	6,464,320	194.17	7,749,177	232.76		114,407	13,416,700	117.27	15,361,069	134.27
Thereafter	82,762	18,604,126	224.79	30,360,329	366.84		3,994,092	341,769,224	85.57	458,318,142	114.75

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(5)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Fourth Quarter 2014

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3) (4)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		—	—	—	—	—
Q4 2014	62,028	3,774,645	60.85	3,774,645	60.85	(5)	—	—	—	—	—

Total 2014	62,028	$3,774,645	$60.85	$3,774,645	$60.85		—	$—	$—	$—	$—

Q1 2015	58,284	$2,793,946	$47.94	$2,790,635	$47.88		—	$—	$—	$—	$—
Q2 2015	133,506	5,855,398	43.86	5,855,398	43.86		—	—	—	—	—
Q3 2015	71,084	5,087,573	71.57	5,087,573	71.57		—	—	—	—	—
Q4 2015	82,808	4,197,143	50.69	4,197,143	50.69		—	—	—	—	—

Total 2015	345,682	$17,934,059	$51.88	$17,930,748	$51.87		—	$—	$—	$—	$—

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		—	—	—	—	—
Q4 2014	—	—	—	—	—		62,028	3,774,645	60.85	3,774,645	60.85	(5)

Total 2014	—	$—	$—	$—	$—		62,028	$3,774,645	$60.85	$3,774,645	$60.85

Q1 2015	1,004	$106,230	$105.81	$106,230	$105.81		59,288	$2,900,177	$48.92	$2,896,866	$48.86
Q2 2015	—	—	—	—	—		133,506	5,855,398	43.86	5,855,398	43.86
Q3 2015	—	—	—	—	—		71,084	5,087,573	71.57	5,087,573	71.57
Q4 2015	308	24,000	77.92	24,000	77.92		83,116	4,221,143	50.79	4,221,143	50.79

Total 2015	1,312	$130,230	$99.26	$130,230	$99.26		346,994	$18,064,290	$52.06	$18,060,979	$52.05

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(5)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Fourth Quarter 2014

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	12,382	$775,382	$62.62	$775,382	$62.62	(4)	—	$—	$—	$—	$—
2015	429,959	18,309,714	42.58	18,438,199	42.88		17,100	420,531	24.59	420,531	24.59
2016	1,131,078	47,701,941	42.17	47,922,825	42.37		58,852	2,006,592	34.10	2,126,994	36.14
2017	517,099	22,579,309	43.67	23,416,880	45.29		118,755	4,419,246	37.21	4,602,872	38.76
2018	178,460	9,233,524	51.74	10,490,705	58.78		28,364	1,072,952	37.83	1,283,357	45.25
2019	284,252	15,444,493	54.33	16,687,275	58.71		309,178	10,912,770	35.30	12,556,201	40.61
2020	506,480	30,465,447	60.15	31,923,259	63.03		34,404	1,197,259	34.80	1,347,526	39.17
2021	190,102	9,583,699	50.41	10,431,420	54.87		—	—	—	—	—
2022	452,576	18,645,577	41.20	21,421,802	47.33		—	—	—	—	—
2023	190,794	10,336,427	54.18	12,512,231	65.58		—	—	—	—	—
Thereafter	679,929	37,400,849	55.01	44,803,023	65.89		—	—	—	—	—

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	1,230	$29,520	$24.00	$29,520	$24.00	(4)	13,612	$804,902	$59.13	$804,902	$59.13	(4)
2015	10,009	665,787	66.52	665,787	66.52		457,068	19,396,032	42.44	19,524,518	42.72
2016	39,764	2,034,509	51.16	2,108,397	53.02		1,229,694	51,743,042	42.08	52,158,216	42.42
2017	16,079	1,087,107	67.61	1,115,970	69.41		651,933	28,085,661	43.08	29,135,721	44.69
2018	32,264	1,949,917	60.44	1,974,846	61.21		239,088	12,256,392	51.26	13,748,908	57.51
2019	11,730	676,150	57.64	716,418	61.08		605,160	27,033,413	44.67	29,959,895	49.51
2020	29,740	1,671,899	56.22	1,857,550	62.46		570,624	33,334,606	58.42	35,128,335	61.56
2021	15,458	949,737	61.44	1,001,467	64.79		205,560	10,533,436	51.24	11,432,887	55.62
2022	27,445	1,054,535	38.42	1,138,608	41.49		480,021	19,700,112	41.04	22,560,410	47.00
2023	27,788	1,486,258	53.49	1,602,900	57.68		218,582	11,822,685	54.09	14,115,131	64.58
Thereafter	29,157	1,662,694	57.03	2,044,503	70.12		709,086	39,063,542	55.09	46,847,526	66.07

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Fourth Quarter 2014

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		—	—	—	—	—
Q4 2014	12,382	775,382	62.62	775,382	62.62	(4)	—	—	—	—	—

Total 2014	12,382	$775,382	$62.62	$775,382	$62.62		—	$—	$—	$—	$—

Q1 2015	41,200	$1,574,767	$38.22	$1,574,767	$38.22		—	$—	$—	$—	$—
Q2 2015	44,833	1,885,791	42.06	1,885,791	42.06		—	—	—	—	—
Q3 2015	109,416	5,877,365	53.72	5,840,393	53.38		12,900	342,909	26.58	342,909	26.58
Q4 2015	234,510	8,971,790	38.26	9,137,248	38.96		4,200	77,623	18.48	77,623	18.48

Total 2015	429,959	$18,309,714	$42.58	$18,438,199	$42.88		17,100	$420,531	$24.59	$420,531	$24.59

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		—	—	—	—	—
Q4 2014	1,230	29,520	24.00	29,520	24.00	(4)	13,612	804,902	59.13	804,902	59.13	(4)

Total 2014	1,230	$29,520	$24.00	$29,520	$24.00		13,612	$804,902	$59.13	$804,902	$59.13

Q1 2015	1,271	$104,135	$81.93	$104,135	$81.93		42,471	$1,678,902	$39.53	$1,678,903	$39.53
Q2 2015	2,619	176,087	67.23	176,087	67.23		47,452	2,061,878	43.45	2,061,878	43.45
Q3 2015	—	—	—	—	—		122,316	6,220,274	50.85	6,183,302	50.55
Q4 2015	6,119	385,564	63.01	385,564	63.01		244,829	9,434,977	38.54	9,600,435	39.21

Total 2015	10,009	$665,787	$66.52	$665,787	$66.52		457,068	$19,396,032	$42.44	$19,524,518	$42.72

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Fourth Quarter 2014

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	59,626	$3,094,034	$51.89	$3,094,034	$51.89	(4)	—	$—	$—	$—	$—
2015	690,602	40,337,418	58.41	40,679,525	58.90	(5)	218,274	5,385,392	24.67	5,385,392	24.67
2016	378,011	21,934,569	58.03	22,422,155	59.32	(5)	33,400	777,223	23.27	796,110	23.84
2017	755,603	38,660,065	51.16	39,922,192	52.83		13,408	278,133	20.74	291,776	21.76
2018	427,175	22,109,280	51.76	23,849,847	55.83		—	—	—	—	—
2019	902,443	44,615,515	49.44	47,566,083	52.71		146,028	2,747,615	18.82	2,827,935	19.37
2020	1,099,702	50,946,098	46.33	56,026,633	50.95		79,971	1,291,025	16.14	1,291,025	16.14
2021	1,080,628	57,824,514	53.51	66,604,654	61.64		109,860	1,700,598	15.48	1,821,372	16.58
2022	851,922	43,472,327	51.03	50,667,208	59.47		—	—	—	—	—
2023	398,814	17,354,274	43.51	21,398,701	53.66		—	—	—	—	—
Thereafter	1,632,525	94,994,727	58.19	121,804,110	74.61		14,826	329,328	22.21	381,367	25.72

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	—	$—	$—	$—	$—		59,626	$3,094,034	$51.89	$3,094,034	$51.89	(4)
2015	58,523	3,606,546	61.63	3,620,229	61.86		967,399	49,329,356	50.99	49,685,146	51.36
2016	66,355	3,898,896	58.76	3,926,633	59.18		477,766	26,610,687	55.70	27,144,897	56.82
2017	68,233	3,997,051	58.58	4,652,928	68.19		837,244	42,935,249	51.28	44,866,896	53.59
2018	66,023	4,209,088	63.75	4,406,025	66.73		493,198	26,318,368	53.36	28,255,871	57.29
2019	59,726	3,268,991	54.73	3,456,378	57.87		1,108,197	50,632,121	45.69	53,850,397	48.59
2020	26,389	1,505,059	57.03	1,654,086	62.68		1,206,062	53,742,182	44.56	58,971,745	48.90
2021	66,644	4,275,739	64.16	4,858,533	72.90		1,257,132	63,800,852	50.75	73,284,559	58.30
2022	25,725	1,703,286	66.21	1,935,096	75.22		877,647	45,175,613	51.47	52,602,304	59.94
2023	55,846	2,411,571	43.18	2,759,041	49.40		454,660	19,765,845	43.47	24,157,742	53.13
Thereafter	200,586	6,780,655	33.80	8,497,477	42.36		1,847,937	102,104,710	55.25	130,682,954	70.72

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 83,136 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2015 and 2016, the current and future expiring rental rate would be (i) $53.69 per square foot and $54.21 per square foot, respectively, for 2015 and (ii) $45.71 per square foot and $47.18 per square foot, respectively, for 2016.

Boston Properties, Inc.

Fourth Quarter 2014

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		—	—	—	—	—
Q4 2014	59,626	3,094,034	51.89	3,094,034	51.89	(4)	—	—	—	—	—

Total 2014	59,626	$3,094,034	$51.89	$3,094,034	$51.89		—	$—	$—	$—	$—

Q1 2015	219,664	$11,301,836	$51.45	$11,301,836	$51.45		52,050	$1,014,567	$19.49	$1,014,567	$19.49
Q2 2015	139,500	9,195,894	65.92	9,251,344	66.32		23,439	512,511	21.87	512,511	21.87
Q3 2015	106,334	7,737,034	72.76	7,768,575	73.06	(5)	14,338	316,053	22.04	316,053	22.04
Q4 2015	225,104	12,102,654	53.76	12,357,770	54.90		128,447	3,542,261	27.58	3,542,261	27.58

Total 2015	690,602	$40,337,418	$58.41	$40,679,525	$58.90		218,274	$5,385,392	$24.67	$5,385,392	$24.67

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		—	—	—	—	—
Q4 2014	—	—	—	—	—		59,626	3,094,034	51.89	3,094,034	51.89	(4)

Total 2014	—	$—	$—	$—	$—		59,626	$3,094,034	$51.89	$3,094,034	$51.89

Q1 2015	13,818	$910,922	$65.92	$911,559	$65.97		285,532	$13,227,325	$46.33	$13,227,963	$46.33
Q2 2015	3,856	300,433	77.91	301,072	78.08		166,795	10,008,839	60.01	10,064,927	60.34
Q3 2015	24,218	1,414,749	58.42	1,415,724	58.46		144,890	9,467,835	65.34	9,500,351	65.57
Q4 2015	16,631	980,442	58.95	991,874	59.64		370,182	16,625,357	44.91	16,891,905	45.63

Total 2015	58,523	$3,606,546	$61.63	$3,620,229	$61.86		967,399	$49,329,356	$50.99	$49,685,146	$51.36

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 27,967 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q3 2015, the current and future expiring rental rate would be $47.03 per square foot and $47.44 per square foot, respectively.

Boston Properties, Inc.

Fourth Quarter 2014

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	297,361	$12,045,701	$40.51	$12,045,701	$40.51	(4)(5)	13,612	$804,902	$59.13	$804,902	$59.13	(4)
2015	308,049	21,046,654	68.32	20,940,882	67.98	(5)	207,494	10,488,096	50.55	10,465,108	50.44
2016	407,304	30,986,472	76.08	31,282,879	76.80	(6)	923,744	45,060,998	48.78	45,133,661	48.86
2017	241,992	14,356,416	59.33	14,694,926	60.72		305,636	16,240,120	53.14	16,561,129	54.19
2018	264,749	13,608,138	51.40	13,913,092	52.55		202,170	10,890,068	53.87	12,139,349	60.05
2019	856,635	45,479,992	53.09	46,480,928	54.26		235,337	12,681,570	53.89	13,497,161	57.35
2020	405,602	20,345,201	50.16	23,852,843	58.81		520,151	31,385,608	60.34	32,945,684	63.34
2021	386,106	20,326,956	52.65	21,330,310	55.24		205,560	10,533,436	51.24	11,432,887	55.62
2022	1,099,942	56,824,351	51.66	62,822,823	57.11		189,573	8,708,437	45.94	9,763,656	51.50
2023	345,335	22,940,662	66.43	25,553,510	74.00		177,925	9,759,729	54.85	11,299,740	63.51
Thereafter	3,547,096	198,279,286	55.90	242,610,821	68.40		703,444	38,886,286	55.28	46,578,083	66.21

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	39,988	$3,736,075	$93.43	$3,736,075	$93.43	(4)	—	$—	$—	$—	$—
2015	96,315	9,655,100	100.25	9,655,100	100.25		484,058	28,285,183	58.43	28,493,871	58.86
2016	502,887	49,661,704	98.75	49,871,683	99.17		51,881	2,934,544	56.56	3,024,567	58.30
2017	1,140,571	121,926,423	106.90	123,857,425	108.59		583,279	30,627,129	52.51	31,344,405	53.74
2018	364,749	49,858,341	136.69	50,373,034	138.10		128,948	8,270,916	64.14	8,838,079	68.54
2019	407,983	39,898,788	97.80	41,100,562	100.74		420,057	25,033,795	59.60	27,430,249	65.30
2020	1,348,780	112,212,878	83.20	118,652,801	87.97		486,002	25,777,364	53.04	28,522,974	58.69
2021	228,768	29,357,989	128.33	32,737,639	143.10		546,570	33,965,878	62.14	39,126,753	71.59
2022	900,838	79,835,172	88.62	86,756,440	96.31		315,538	21,493,623	68.12	24,462,293	77.53
2023	106,108	13,155,707	123.98	15,083,478	142.15		57,290	3,648,650	63.69	4,462,320	77.89
Thereafter	3,520,991	325,943,955	92.57	441,573,441	125.41		955,899	65,793,030	68.83	87,794,310	91.84

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Excluding retail space current and future expiring rents would be $39.94 per square foot and $39.94 per square foot, respectively, in 2014 and $45.72 per square foot and $45.72 per square foot, respectively, in 2015.
(6)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $58.63 per square foot and $60.27 per square foot, respectively. This 225,532 square feet of research/laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and is expected to close on February 1, 2016.

Boston Properties, Inc.

Fourth Quarter 2014

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	62,126	$2,172,406	$34.97	$2,172,406	$34.97	(4)	—	$—	$—	$—	$—
2015	379,953	11,628,264	30.60	11,843,998	31.17		249,574	8,907,936	35.69	9,059,409	36.30
2016	521,784	18,128,850	34.74	18,624,294	35.69		305,950	6,682,044	21.84	7,024,555	22.96
2017	532,006	16,942,842	31.85	17,346,479	32.61		346,297	11,845,541	34.21	12,574,592	36.31
2018	343,867	10,821,031	31.47	11,352,065	33.01		36,918	1,366,325	37.01	1,609,559	43.60
2019	459,049	17,043,204	37.13	17,485,062	38.09		369,823	14,351,843	38.81	16,462,734	44.52
2020	131,928	3,971,839	30.11	4,440,320	33.66		50,473	1,948,998	38.61	2,182,651	43.24
2021	467,920	11,982,197	25.61	12,940,853	27.66		—	—	—	—	—
2022	623,585	22,975,520	36.84	23,337,729	37.43		290,448	10,991,675	37.84	12,796,754	44.06
2023	23,197	683,123	29.45	775,911	33.45		40,657	2,062,956	50.74	2,815,391	69.25
Thereafter	748,366	30,533,839	40.80	35,015,838	46.79		5,642	177,256	0.24	269,442	47.76

	New York (5)						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	22,040	$38,570	$1.75	$38,570	$1.75	(4)	59,626	$3,094,034	$51.89	$3,094,034	$51.89	(4)
2015	250,679	8,409,190	33.55	8,405,879	33.53		483,341	21,044,173	43.54	21,191,276	43.84	(6)
2016	207,542	6,956,177	33.52	7,130,015	34.35		425,885	23,676,143	55.59	24,120,330	56.64	(6)
2017	162,671	5,790,812	35.60	5,847,976	35.95		253,965	12,308,120	48.46	13,522,491	53.25
2018	208,536	6,921,313	33.19	7,116,310	34.13		364,250	18,047,452	49.55	19,417,792	53.31
2019	300,059	9,881,098	32.93	10,508,979	35.02		688,140	25,598,325	37.20	26,420,147	38.39
2020	262,144	8,656,786	33.02	9,039,263	34.48		720,060	27,964,818	38.84	30,448,771	42.29
2021	74,993	2,410,645	32.14	2,563,971	34.19		710,562	29,834,974	41.99	34,157,806	48.07
2022	29,737	906,498	30.48	965,971	32.48		562,109	23,681,990	42.13	28,140,011	50.06
2023	8,299	260,993	31.45	277,591	33.45		397,370	16,117,194	40.56	19,695,422	49.56
Thereafter	473,101	15,825,269	33.45	16,744,701	35.39		892,038	36,311,680	40.71	42,888,644	48.08

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(6)	Includes 83,136 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2015 and 2016, the current and future expiring rental rate would be (i) $35.43 per square foot and $35.76 per square foot, respectively, for 2015 and (ii) $48.43 per square foot and $49.74 per square foot, respectively, for 2016.

Boston Properties, Inc.

Fourth Quarter 2014

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy	Fourth Quarter 2014	Fourth Quarter 2013	Percent Change	YTD 2014	YTD 2013	Percent Change
The Avant at Reston Town Center (359 units) (1)
Reston, VA
Average Monthly Rental Rate (2)	$2,278	N/A	N/A	$2,235	N/A	N/A
Average Rental Rate Per Occupied Square Foot (2)	$2.48	N/A	N/A	$2.44	N/A	N/A
Average Physical Occupancy (2) (3)	67.8%	N/A	N/A	38.8%	N/A	N/A
Average Economic Occupancy (3)	63.8%	N/A	N/A	34.2%	N/A	N/A

Residences on The Avenue (335 units) located at 2221 I Street, NW, Washington, DC
Average Monthly Rental Rate (4)	$3,084	$3,233	(4.6%)	$3,148	$3,295	(4.5%)
Average Rental Rate Per Occupied Square Foot (4)	$3.78	$3.96	(4.5%)	$3.86	$4.04	(4.5%)
Average Physical Occupancy (3) (4)	93.6%	95.0%	(1.5%)	92.3%	93.4%	(1.2%)
Average Economic Occupancy (3)	92.7%	94.6%	(2.0%)	91.5%	93.0%	(1.6%)

The Lofts at Atlantic Wharf (86 units) Boston, MA
Average Monthly Rental Rate (5)	$3,963	$3,885	2.0%	$3,926	$3,778	3.9%
Average Rental Rate Per Occupied Square Foot (5)	$4.43	$4.31	2.8%	$4.37	$4.20	4.0%
Average Physical Occupancy (3) (5)	96.1%	98.5%	(2.4%)	96.3%	98.6%	(2.3%)
Average Economic Occupancy (3)	96.8%	99.3%	(2.5%)	96.5%	97.6%	(1.1%)

Boston Marriott Cambridge (433 rooms) (6)
Cambridge, MA
Average Occupancy	71.3%	75.3%	(5.3%)	80.9%	79.8%	1.4%
Average Daily Rate	$272.43	$248.69	9.5%	$254.96	$233.95	9.0%
Revenue per available room	$194.20	$187.17	3.8%	$206.22	$186.71	10.4%

Net Operating Income (in thousands)	Residential			Hotel
	Fourth Quarter	Fourth Quarter	Percent	Fourth Quarter	Fourth Quarter	Percent
	2014	2013	Change	2014	2013	Change
Rental Revenue	$7,195 (7)	$5,606 (7)	28.3%	$10,907	$10,269	6.2%
Operating expenses and real estate taxes	4,061	3,297	23.2%	7,539	7,488	0.7%

Net Operating Income	$3,134 (7)	$2,309 (7)	35.7%	$3,368	$2,781	21.1%

Less: Straight line rent and fair value lease revenue	(29)	86	(133.7%)	1	1	—

Rental Revenue - cash basis	7,224	5,520	30.9%	10,906	10,268	6.2%
Less: Operating expenses and real estate taxes	4,061	3,297	23.2%	7,539	7,488	0.7%
Add: Straight line ground rent expense	523	537	(2.6%)	—	—	—

Net Operating Income - cash basis	$3,686	$2,760	33.6%	$3,367	$2,780	21.1%

(1)	Not included in Same Property analysis. Property is a new development and lease up commenced December 2013.
(2)	Excludes 26,179 square feet of retail space which is 100% leased.
(3)	For disclosures related to our definition of Average Physical and Average Economic Occupancy, see page 50.
(4)	Excludes 49,528 square feet of retail space which is 100% leased.
(5)	Excludes 9,617 square feet of retail space which is 100% leased.
(6)	Formerly Cambridge Center Marriott.
(7)	Includes 85,324 square feet of retail space which had revenue of approximately $1.4 million for the quarter ended December 31, 2014 and 59,145 square feet of retail space which had revenue of approximately $1.0 million for the quarter ended December 31, 2013.

Boston Properties, Inc.

Fourth Quarter 2014

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Dec-14	31-Dec-13	31-Dec-14	31-Dec-13	31-Dec-14	31-Dec-13

Boston	93.1%	98.0%	88.3%	86.3%	91.4%	93.9%
New York (2)	98.0%	97.1%	82.0%	79.8%	94.3%	93.0%
San Francisco	95.3%	95.4%	76.9%	80.8%	88.0%	89.6%
Washington, DC	95.9%	94.6%	94.1%	94.8%	94.8%	94.7%

Total Portfolio	95.5%	96.8%	87.9%	87.7%	92.6%	93.3%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Dec-14	31-Dec-13	31-Dec-14	31-Dec-13	31-Dec-14	31-Dec-13

Total Office Portfolio	95.5%	96.7%	88.2%	88.5%	92.8%	93.7%
Total Office/Technical Portfolio	100.0%	100.0%	85.1%	80.2%	87.7%	83.7%

Total Portfolio	95.5%	96.8%	87.9%	87.7%	92.6%	93.3%

(1)	For disclosures related to our definition of Same Property, see page 49.
(2)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region. Prior period occupancy have been updated to conform to current period presentation.

Boston Properties, Inc.

Fourth Quarter 2014

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel & Residential Properties

	Office	Office/ Technical	Hotel & Residential (1)	Total
Number of Properties	121	31	3	155
Square feet	38,155,099	1,701,412	744,407	40,600,918
Percent of properties in-service	96.2%	100.0%	67.7%	95.6%
Occupancy @ 12/31/2013	93.7%	83.7%	N/A	93.3%
Occupancy @ 12/31/2014	92.8%	87.7%	N/A	92.6%
Percent change from 4th quarter 2014 over 4th quarter 2013 (2):
Rental revenue	4.2%	9.7%	0.6%
Operating expenses and real estate taxes	3.5%	6.0%	(1.0%)
Consolidated Net Operating Income (3) - excluding hotel & residential	4.6%	11.1%		4.7	%(2)
Consolidated Net Operating Income (3) - Hotel & residential				3.9	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				3.0	%(2)
Combined Net Operating Income (3)				4.7%

Rental revenue - cash basis	4.0%	6.2%	0.7%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel & residential	4.3%	6.3%		4.4	%(2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel & residential				3.6	%(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				4.0	%(2)
Combined Net Operating Income (3) - cash basis (5)				4.3%

Same Property Lease Analysis - quarter ended December 31, 2014

	Office	Office/ Technical	Total
Vacant space available @ 10/1/2014 (sf)	2,768,651	104,795	2,873,446
Square footage of leases expiring or terminated 10/1/2014-12/31/2014	823,684	170,943	994,627

Total space for lease (sf)	3,592,335	275,738	3,868,073

New tenants (sf)	341,664	34,404	376,068
Renewals (sf)	463,321	72,949	536,270

Total space leased (sf)	804,985	107,353	912,338

Space available @ 12/31/2014 (sf)	2,787,350	168,385	2,955,735

Net (increase)/decrease in available space (sf)	(18,699)	(63,590)	(82,289)

Second generation leasing information: (6)
Leases commencing during the period (sf)	773,266	107,353	880,619
Average lease term (months)	71	57	70
Average free rent period (days)	40	—	35
Total transaction costs per square foot (7)	$25.10	$13.18	$23.64
Increase (decrease) in gross rents (8)	12.11%	12.18%	12.12%
Increase (decrease) in net rents (9)	18.10%	15.46%	17.79%

(1)	Includes revenue and expenses from retail tenants at the hotel and residential properties.
(2)	See page 42 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to Net income attributable to Boston Properties, Inc., see page 41. For disclosures relating to our use of Combined NOI and Consolidated NOI, see page 49.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 41.
(6)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 880,619 square feet of second generation leases that commenced in Q4 2014, leases for 566,876 square feet were signed in prior periods.
(7)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(8)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 780,911 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(9)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 780,911 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.

Boston Properties, Inc.

Fourth Quarter 2014

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	December 31, 2014	December 31, 2013
	(in thousands)

Net income attributable to Boston Properties, Inc.	$177,156	$91,365
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	—	2,713
Noncontrolling interest - common units of the Operating Partnership	21,172	7,302
Noncontrolling interest - redeemable preferred units of the Operating Partnership	9	2,661
Noncontrolling interest in property partnerships (1)	13,088	2,271
Gains on sales of real estate	(126,102)	—
Discontinued operations:
Gains on sales of real estate from discontinued operations	—	(26,381)
Income from discontinued operations	—	(536)

Income from continuing operations	85,323	79,395

Add:
Losses from early extinguishments of debt	10,633	—
Interest expense	117,904	121,134
Depreciation and amortization	162,430	154,475
Transaction costs	640	—
General and administrative expense	23,172	20,656

Subtract:
Gains from investments in securities	(387)	(1,039)
Interest and other income	(1,924)	(1,664)
Income from unconsolidated joint ventures	(2,700)	(2,834)
Development and management services income	(7,119)	(7,632)

Consolidated Net Operating Income	387,972	362,491
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	11,244	10,967

Combined Net Operating Income	$399,216	$373,458

Same Property Net Operating Income	385,020	367,786
Net Operating Income from non Same Properties (3)	13,079	5,008
Termination income	1,117	664

Combined Net Operating Income	$399,216	$373,458

Same Property Net Operating Income	385,020	367,786

Subtract:
Straight-line rent and fair value lease revenue	(27,682)	(27,037)

Add:
Straight-line ground rent expense	1,669	1,785
Lease transaction costs which qualify as inducements in accordance with GAAP (4)	3,533	4,894

Same Property Net Operating Income - cash basis	$362,540	$347,428

(1)	These partnerships include 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, 767 Fifth Avenue (The GM Building) and Times Square Tower in New York City and, beginning October 30, 2014, 100 Federal Street and Atlantic Wharf Office Building in Boston, MA and 601 Lexington Avenue in New York City.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(3)	Pages 20-22 & 38 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.
(4)	For additional information, refer to page 42.

Boston Properties, Inc.

Fourth Quarter 2014

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office (1)				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-14	31-Dec-13	Change	Change	31-Dec-14	31-Dec-13	Change	Change

Rental Revenue	$553,664	$531,287			$14,703	$13,344
Less Termination Income	902	664			62	—

Rental revenue - subtotal	552,762	530,623	$22,139	4.2%	14,641	13,344	$1,297	9.7%

Operating expenses and real estate taxes	195,027	188,519	6,508	3.5%	3,921	3,698	223	6.0%

Net Operating Income (2)	$357,735	$342,104	$15,631	4.6%	$10,720	$9,646	$1,074	11.1%

Rental revenue - subtotal	$552,762	$530,623			$14,641	$13,344
Less:
Straight-line rent and fair value lease revenue	25,326	26,296	(970)	(3.7%)	1,468	660	808	122.4%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	2,020	4,630	(2,610)	(56.4%)	580	264	316	119.7%

Rental revenue - cash basis	529,456	508,957	20,499	4.0%	13,753	12,948	805	6.2%
Less:
Operating expenses and real estate taxes	195,027	188,519	6,508	3.5%	3,921	3,698	223	6.0%
Add:
Straight-line ground rent expense (4)	1,146	1,248	(102)	(8.2%)	—	—	—	—

Net Operating Income (5) - cash basis	$335,575	$321,686	$13,889	4.3%	$9,832	$9,250	$582	6.3%

	Sub-Total (1)				Hotel & Residential
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-14	31-Dec-13	Change	Change	31-Dec-14	31-Dec-13	Change	Change

Rental Revenue	$568,367	$544,631			$15,968	$15,875
Less Termination Income	964	664			—	—

Rental revenue - subtotal	567,403	543,967	$23,436	4.3%	15,968	15,875	$93	0.6%

Operating expenses and real estate taxes	198,948	192,217	6,731	3.5%	10,681	10,785	(104)	(1.0%)

Net Operating Income (2)	$368,455	$351,750	$16,705	4.7%	$5,287	$5,090	$197	3.9%

Rental revenue - subtotal	$567,403	$543,967			$15,968	$15,875
Less:
Straight-line rent and fair value lease revenue	26,794	26,956	(162)	(0.6%)	72	87	(15)	(17.2%)
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	2,600	4,894	(2,294)	(46.9%)	—	—	—	—

Rental revenue - cash basis	543,209	521,905	21,304	4.1%	15,896	15,788	108	0.7%
Less:
Operating expenses and real estate taxes	198,948	192,217	6,731	3.5%	10,681	10,785	(104)	(1.0%)
Add:
Straight-line ground rent expense (4)	1,146	1,248	(102)	(8.2%)	523	537	(14)	(2.6%)

Net Operating Income (5) - cash basis	$345,407	$330,936	$14,471	4.4%	$5,738	$5,540	$198	3.6%

	Unconsolidated Joint Ventures				Total (1)
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-14	31-Dec-13	Change	Change	31-Dec-14	31-Dec-13	Change	Change

Rental Revenue	$19,340	$18,711			$603,675	$579,217
Less Termination Income	(17)	—			947	664

Rental revenue - subtotal	19,357	18,711	$646	3.5%	602,728	578,553	$24,175	4.2%

Operating expenses and real estate taxes	8,079	7,765	314	4.0%	217,708	210,767	6,941	3.3%

Net Operating Income (2)	$11,278	$10,946	$332	3.0%	$385,020	$367,786	$17,234	4.7%

Rental revenue - subtotal	$19,357	$18,711			$602,728	$578,553
Less:
Straight-line rent and fair value lease revenue	816	(6)	822	13,700.0%	27,682	27,037	645	2.4%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	933	—	933	100.0%	3,533	4,894	(1,361)	(27.8%)

Rental revenue - cash basis	19,474	18,717	757	4.0%	578,579	556,410	22,169	4.0%
Less:
Operating expenses and real estate taxes	8,079	7,765	314	4.0%	217,708	210,767	6,941	3.3%
Add:
Straight-line ground rent expense (4)	—	—	—	—	1,669	1,785	(116)	(6.5%)

Net Operating Income (5) - cash basis	$11,395	$10,952	$443	4.0%	$362,540	$347,428	$15,112	4.3%

(1)	Includes 100% share of consolidated joint ventures. Same store consolidated joint venture properties includes 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, 767 Fifth Avenue (The GM Building) and Times Square Tower in New York City and, beginning October 30, 2014, 100 Federal Street and Atlantic Wharf Office Building in Boston, MA and 601 Lexington Avenue in New York City.
(2)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 41. For disclosures relating to our use of NOI see page 49.
(3)	Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 11. For additional information related to second generation transaction costs, see page 43.
(4)	For additional information, see page 6.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 41. For disclosures relating to our use of NOI see page 49.

Boston Properties, Inc.

Fourth Quarter 2014

LEASING ACTIVITY

All In-Service Properties - quarter ended December 31, 2014

	Office	Office/Technical	Total
Vacant space available @ 10/1/2014 (sf)	3,268,100	104,795	3,372,895
Property dispositions/ properties taken out of service (sf)	—	—	—
Properties acquired vacant space (sf)	—	—	—
Properties placed in-service (sf)	88,096 (1)	—	88,096
Leases expiring or terminated 10/1/2014-12/31/2014 (sf)	818,261	170,943	989,204

Total space available for lease (sf)	4,174,457	275,738	4,450,195

1st generation leases (sf)	127,108	—	127,108
2nd generation leases with new tenants (sf)	309,945	34,404	344,349
2nd generation lease renewals (sf)	463,321	72,949	536,270

Total space leased (sf)	900,374	107,353	1,007,727

Vacant space available for lease @ 12/31/2014 (sf)	3,274,083	168,385	3,442,468

Net (increase)/decrease in available space (sf)	(5,983)	(63,590)	(69,573)

Second generation leasing information: (2)
Leases commencing during the period (sf)	773,266	107,353	880,619
Average lease term (months)	71	57	70
Average free rent period (days)	40	—	35
Total transaction costs per square foot (3)	$25.10	$13.18	$23.64
Increase (decrease) in gross rents (4)	12.11%	12.18%	12.12%
Increase (decrease) in net rents (5)	18.10%	15.46%	17.79%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (6)	Total square feet of leases executed in the quarter (7)
Boston	—	295,792	24.11%	38.34%	295,792	387,890
New York (8)	39,012	81,765	(4.22%)	(6.42%)	120,777	901,947
San Francisco	79,277	217,713	14.54%	21.60%	296,990	295,498
Washington, DC	8,819	285,349	0.51%	0.04%	294,168	595,955

	127,108	880,619	12.12%	17.79%	1,007,727	2,181,290

(1)	Total square feet of properties placed in service in Q4 2014 consist of 79,277 square feet at 535 Mission Street and 8,819 square feet at The Avant at Reston Town Center.
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 880,619 square feet of second generation leases that commenced in Q4 2014, leases for 566,876 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 780,911 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 780,911 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(6)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 313,743.
(8)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.

Boston Properties, Inc.

Fourth Quarter 2014

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	2013	2012	2011

Recurring capital expenditures	$12,571	$12,691	$9,654	$7,694	$51,026	$23,774	$29,334

Planned non-recurring capital expenditures associated with acquisition properties	3,745	1,559	4,444	3,339	20,506	22,287	4,358

Hotel improvements, equipment upgrades and replacements	328	514	495	1,557	2,070	896	4,010	(1)

	$16,644	$14,764	$14,593	$12,590	$73,602	$46,957	$37,702

2nd Generation Tenant Improvements and Leasing Commissions

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	2013	2012	2011
Office
Square feet	773,266	936,506	998,599	870,409	3,554,632	3,572,825	4,116,436

Tenant improvements and lease commissions PSF	$25.10	$48.97	$21.10	$27.80	$37.54	$45.31	$30.32

Office/Technical
Square feet	107,353	95,432	106,332	48,149	55,456	59,788	184,849

Tenant improvements and lease commissions PSF	$13.18	$18.74	$15.23	$23.65	$2.02	$3.94	$23.97

Average tenant improvements and lease commissions PSF	$23.64	$46.17	$20.54	$27.59	$36.99	$44.63	$30.05

(1)	Includes approximately $1,845 of retail tenant improvements.

Boston Properties, Inc.

Fourth Quarter 2014

ACQUISITIONS/DISPOSITIONS

as of December 31, 2014

ACQUISITIONS

For the period from January 1, 2014 through December 31, 2014

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment		Percentage Leased

1001 6th Street (formerly 501 K Street) (50% ownership interest)	April 10, 2014	N/A	$39,000,000	$—	$39,000,000	(1)	N/A
Annapolis Junction Building Eight (50% ownership interest)	April 30, 2014	125,000	5,400,000	13,100,000	18,500,000		—
804 Carnegie Center	November 12, 2014	130,000	3,670,000	41,830,000	45,500,000	(2)	100%
North Station (Phase I - Air Rights) (50% ownership interest)	December 19, 2014	377,000	4,230,000	8,770,000	13,000,000	(3)	—

Total Acquisitions		632,000	$52,300,000	$63,700,000	$116,000,000		21%

(1)	On April 10, 2014, the Company entered into a joint venture with an unrelated third party to acquire a parcel of land located at 1001 6th Street (formerly 501 K Street) in Washington, DC. The Company anticipates the land parcel will accommodate an approximate 520,000 square foot Class A office property to be developed in the future. The joint venture partner contributed the land for a 50% interest in the joint venture and the Company contributed cash of approximately $39.0 million for its 50% interest. The Company is accounting for the joint venture on an unconsolidated basis under the equity method of accounting.
(2)	On November 12, 2014, the Company completed the acquisition of a parcel of land at 804 Carnegie Center in Princeton, New Jersey for a purchase price of approximately $3.7 million. 804 Carnegie Center is a build-to-suit project with approximately 130,000 net rentable square feet of Class A office space which is currently under construction. The Company expects that the building will be complete and available for occupancy during the first quarter of 2016. See also page 46.
(3)	On December 19, 2014, the Company entered into a joint venture with an unrelated third party to acquire the air rights for the future development of the first phase at North Station, consisting of an atrium hall and podium building containing up to 377,000 net rentable square feet of retail and office space located in Boston, Massachusetts. The joint venture partner contributed air rights parcels and improvements, with a fair value of approximately $13.0 million, for its initial 50% interest in the joint venture. The Company contributed improvements totaling approximately $4.2 million and will contribute cash totaling approximately $8.8 million for its initial 50% interest. In addition, the Company entered into an option and development rights agreement with its partner pursuant to which the Company has the right to develop residential, hotel and office space in future phases, subject to certain terms and conditions including the partner’s right to participate as a venture partner in each phase of the project.

DISPOSITIONS

For the period from January 1, 2014 through December 31, 2014

Property	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain

Mountain View Technology Park and Mountain View Research Park Building Sixteen	July 29, 2014	198,410	$92,144,000	$91,187,000	$35,873,000
One Reston Overlook (eminent domain sale of a portion of the land)	August 20, 2014	N/A	2,611,000	2,611,000	1,229,000
Broad Run Business Park (land parcel subject to ground lease)	August 22, 2014	N/A	9,812,000	9,744,000	4,282,000
Patriots Park	October 2, 2014	705,905	321,000,000	319,077,000	84,552,000
130 Third Avenue (land parcel)	October 24, 2014	N/A	14,333,000	13,583,000	8,300,000
601 Lexington Avenue, Atlantic Wharf Office Building and 100 Federal Street (45% ownership interest)	October 30, 2014	3,690,538	1,827,000,000	1,497,402,000	N/A	(1)
75 Ames Street (condominium interest)	December 30, 2014	N/A	43,736,000	43,736,000	33,803,000	(2)

Total Dispositions		4,594,853	$2,310,636,000	$1,977,340,000	$168,039,000

(1)	On October 30, 2014, the Company completed the sale of a 45% interest in each of 601 Lexington Avenue in New York City and Atlantic Wharf Office Building and 100 Federal Street in Boston for an aggregate gross sale price of approximately $1.827 billion in cash, less the partner’s pro rata share of the indebtedness secured by 601 Lexington Avenue. 601 Lexington Avenue is subject to existing mortgage indebtedness of approximately $712.9 million. Net cash proceeds totaled approximately $1.497 billion, after the payment of transaction costs. In connection with the sale, the Company formed a joint venture for each property with the buyer and will provide customary property management and leasing services to the joint ventures. The transaction did not qualify as a sale of real estate for financial reporting purposes as the Company continues to control the joint ventures and will therefore continue to account for the properties on a consolidated basis in its financial statements. The Company has accounted for the transaction as an equity transaction and has recognized noncontrolling interest in its consolidated balance sheets equal to 45% of the aggregate carrying value of the total equity of the properties immediately prior to the transaction. The difference between the net cash proceeds received and the noncontrolling interest recognized, which difference totals approximately $648.4 million, has been reflected as an increase to additional paid-in capital in the Company’s consolidated balance sheets. The change in additional paid-in capital plus the partner’s proportionate share of the indebtedness secured by 601 Lexington Avenue of approximately $320.8 million, aggregating approximately $969.2 million, has not been reflected as a gain on sale of real estate in the Company’s consolidated statements of operations.
(2)	On December 30, 2014, the Company completed the conveyance to an unrelated third party of a condominium interest in its 75 Ames Street property located on the same site as the Company’s Cambridge Center West Garage property and adjacent to the Company’s Seven Cambridge Center property in Cambridge Massachusetts. On May 23, 2011, the Company had entered into a ground lease for the vacant land parcel at 75 Ames Street and had also entered into a development agreement to serve as project manager for a 250,000 square foot research laboratory building to be developed on the site at the ground lessee’s expense and to also serve, upon completion of development, as property manager. Gross proceeds to the Company were approximately $56.8 million, including $11.4 million in development fees for the Company’s services. The cash received under the ground lease was initially recognized as unearned revenue and recognized over the 99-year term of the ground lease as ground lease revenue totaling approximately $459,000 per year prior to the conveyance of the condominium interest. The terms of the ground lease required the Company to form a condominium for the site upon completion of the development, at which time each party would subject their respective interests in the buildings and land to the condominium and would in turn be conveyed a condominium unit comprised of their respective building as well as an undivided ownership interest in the land. As a result of the conveyance and the transfer of title, the Company recognized a gain on sale of real estate totaling approximately $33.8 million during the three months ended December 31, 2014.

Boston Properties, Inc.

Fourth Quarter 2014

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of December 31, 2014

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 12/31/2014 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)

Annapolis Junction Building Seven (50% ownership)	Q3 2015	Q3 2015	Annapolis, MD	1	125,000	$14,588,369	$17,500,000	$11,000,000	$7,063,774	$—	100%	—
690 Folsom Street	Q1 2015	Q4 2015	San Francisco, CA	1	25,000	13,271,113	17,900,000	—	—	4,628,887	58%	58%
Prudential Retail Expansion	Q3 2015	Q4 2015	Boston, MA	—	15,000	335,651	10,330,000	—	—	9,994,349	—
804 Carnegie Center	Q1 2016	Q1 2016	Princeton, NJ	1	130,000	11,177,597	45,500,000	—	—	34,322,403	100%	—
Annapolis Junction Building Eight (50% ownership)	Q1 2016	Q1 2016	Annapolis, MD	1	125,000	11,650,836	18,500,000	13,000,000	6,179,228	28,392	—	—
99 Third Avenue Retail	Q4 2015	Q2 2016	Waltham, MA	1	16,500	10,508,350	16,900,000	—	—	6,391,650	84%	—
535 Mission Street	Q4 2014	Q3 2016	San Francisco, CA	1	307,000	176,792,290	215,000,000	—	—	38,207,710	66%	27%
10 CityPoint	Q3 2016	Q2 2017	Waltham, MA	1	245,000	24,713,164	100,400,000	—	—	75,686,836	74%	—
601 Massachusetts Avenue	Q4 2015	Q4 2017	Washington, DC	1	478,000	228,910,284	360,760,000	—	—	131,849,716	83%	—
888 Boylston Street	Q1 2016	Q4 2017	Boston, MA	1	425,000	35,931,439	271,500,000	—	—	235,568,561	30%	—
Salesforce Tower (95% ownership)	Q2 2017	Q1 2019	San Francisco, CA	1	1,400,000	348,923,720	1,073,500,000	—	—	724,576,280	51%	—

Total Properties under Construction				10	3,291,500	$876,802,813	$2,147,790,000	$24,000,000	$13,243,002	$1,261,254,784	58%	6%

PROJECTS PLACED IN-SERVICE DURING 2014

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Amount Drawn at 12/31/2014 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)

680 Folsom Street	Q2 2014	Q3 2014	San Francisco, CA	2	524,793	$334,224,717	$343,990,000	$—	$—	$9,765,283	98%	100%
250 West 55th Street (5)	Q4 2013	Q4 2015	New York, NY	1	987,800	935,527,394	989,760,000	—	—	54,232,606	79%	100%
The Avant at Reston Town Center (359 units)	Q4 2013	Q4 2015	Reston, VA	1	329,168	117,408,690	118,200,000	—	—	791,310	84%	100%
The Avant at Reston Town Center - Retail	Q4 2013	Q4 2015	Reston, VA	—	26,179	—	—	—	—	—	100%	100%

Total Projects placed in Service				4	1,867,940	$1,387,160,801	$1,451,950,000	$—	$—	$64,789,199	86%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (6)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Incremental Future Square Footage (7)

North First Business Park	San Jose, CA	5	190,636	100.0%	$15.62	N	S	1,359,364

Total Properties held for Re-Development		5	190,636	100.0%	$15.62			1,359,364

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry.
(3)	Represents percentage leased as of January 23, 2015, including leases with future commencement dates and including residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(6)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(7)	The Incremental Future Square Footage is Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 47.

Boston Properties, Inc.

Fourth Quarter 2014

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of December 31, 2014

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,659,364
Boston, MA (50% ownership) (3)	—	377,000
Reston, VA	38.3	1,160,000
Waltham, MA	11.3	805,000
Gaithersburg, MD	27.0	850,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Washington, DC (50% ownership)	1.3	520,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	354.4	9,500,364

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of December 31, 2014

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (4)	134.1	1,650,000
Boston, MA (50% ownership) (3)	—	1,423,000
Cambridge, MA (5)	—	207,500
San Francisco, CA (6)	2.3	TBD

	136.4	3,280,500

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 46.
(2)	Includes an additional 460,000 of developable square footage at our Zanker Road project.
(3)	On December 19, 2014, the Company entered into a joint venture to acquire the air rights for the future development of the first phase at North Station, containing up to 377,000 net rentable square feet of retail and office space. In addition, the Company entered into an option and development rights agreement with its partner pursuant to which the Company has the right to develop residential, hotel and office space in future phases.
(4)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000. The option expires on January 1, 2018.
(5)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.
(6)	On November 6, 2014, the Company executed an Option Agreement with the owner of a real estate parcel located at 425 Fourth Street, San Francisco, California. The Agreement gives the Company the exclusive and irrevocable option to purchase the property.

Boston Properties, Inc.

Fourth Quarter 2014

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated entities, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting from FFO non-cash termination adjustment. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership (all of which have been converted as of May 12, 2014) and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of performance-based awards (OPP Awards and MYLTIP Awards) because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership (all of which have been converted as of May 12, 2014) and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include performance-based awards because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged. We believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Fourth Quarter 2014

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, less gains on sales of real estate and discontinued operations, plus corporate general and administrative expense, transaction costs, depreciation and amortization, interest expense and losses from early extinguishments of debt, less development and management services income, income from unconsolidated joint ventures, interest and other income and gains (losses) from investments in securities. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is partially placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures. In-service Office and Office/Technical properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 & 38 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures and 100% of consolidated joint ventures.

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Boston Properties, Inc.

Fourth Quarter 2014

Definitions

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the number of average occupied units divided by the total number of units, expressed as a percentage.